      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 5, 2003

                                             1933 ACT FILE NO. 333-

                                             1940 ACT FILE NO. 811-21293
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

   [X]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   [ ]    PRE-EFFECTIVE AMENDMENT NO. 1
   [ ]    POST-EFFECTIVE AMENDMENT NO. ____
                                      AND
   [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940
   [X]    AMENDMENT NO. 3

                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2
         Exact Name of Registrant as Specified in Declaration of Trust

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               JESSICA R. DROEGER
                          VICE PRESIDENT AND SECRETARY
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

        DAVID A. STURMS                  ERIC F. FESS                   SARAH E. COGAN
   VEDDER, PRICE, KAUFMAN &           CHAPMAN AND CUTLER        SIMPSON THACHER & BARTLETT LLP
           KAMMHOLZ                      111 W. MONROE                425 LEXINGTON AVE.
     222 N. LASALLE STREET             CHICAGO, IL 60603              NEW YORK, NY 10017
       CHICAGO, IL 60601

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

                             ---------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

                             ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM
     TITLE OF SECURITIES          AMOUNT BEING      OFFERING PRICE PER   AGGREGATE OFFERING       AMOUNT OF
      BEING REGISTERED             REGISTERED              UNIT                PRICE         REGISTRATION FEE(1)
-----------------------------------------------------------------------------------------------------------------
FundPreferred Shares, $0.01
  par value..................      40 Shares            $25,000.00           $1,000,000             $80.90
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) Transmitted prior to filing.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION DATED           , 2003

PROSPECTUS

(NUVEEN INVESTMENTS LOGO)       $

                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2
                            FUNDPREFERRED(TM) SHARES
                                         SHARES, SERIES
                                         SHARES, SERIES
                                         SHARES, SERIES
                                         SHARES, SERIES
                                         SHARES, SERIES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ---------------------

    Nuveen Preferred and Convertible Income Fund 2 (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's primary investment objective is high current income. The Fund's secondary objective is total return. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page 1 of this Prospectus) in preferred securities, convertible securities and related instruments; and may invest up to 20% of its Managed Assets in other securities, including debt instruments and common stocks acquired upon conversion of a convertible security (such common stocks not normally to exceed 5% of the Fund's Managed Assets).

    Initially, Nuveen Institutional Advisory Corp. will allocate approximately 60%, 30% and 10% of the Fund's Managed Assets to preferred securities, convertible securities and other debt instruments, respectively. Thereafter, the portion of the Fund's Managed Assets invested in preferred securities, convertible securities and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its Managed Assets in preferred securities and at least 20% of its Managed Assets in convertible securities (so long as the combined total equals at least 80% of the Fund's Managed Assets). In making allocation decisions, Nuveen Institutional Advisory Corp. will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

    Under normal circumstances, the Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are investment grade quality, which includes securities that are unrated but judged to be of
comparable quality. Split-rated securities (as defined on page   of this
Prospectus) are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality. The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one nationally recognized statistical rating organization or that are unrated but judged to be of comparable quality, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality. There can be no assurance that the Fund will achieve its investment objectives.

    The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7700. Investors are advised to read this Prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and retain it for future reference. A Statement of Additional Information dated
         , 2003 and as it may be supplemented, containing additional information regarding the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information, the table of contents of which
appears on page   of this Prospectus, may be obtained without charge by calling the Fund at (800) 257-8787. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information filed electronically with the SEC by the Fund.
                             ---------------------

    INVESTING IN FUNDPREFERRED SHARES ("FUNDPREFERRED SHARES") INVOLVES CERTAIN
RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE   .

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             ---------------------

                                                                PER
                                                               SHARE           TOTAL
                                                               -----           -----
Public Offering Price                                         $25,000       $
Sales Load(1)                                                 $             $
Proceeds to the Fund(2) (before expenses)                     $             $

------------
(1) One half of the sales load from this offering will be paid to certain underwriters based on their participation in the Funds' offering of common shares.

(2) Not including offering expenses payable by the Fund estimated to be
    $        .

    The underwriters are offering the FundPreferred shares subject to various conditions. The underwriters expect to deliver FundPreferred shares in book-entry form, through the facilities of the Depository Trust Company to
purchasers on or about          , 2003.
                             ---------------------
CITIGROUP                                                NUVEEN INVESTMENTS, LLC
         , 2003

     The Fund is offering      ,      ,      ,      and      shares of Series
  , Series  , Series   , Series    and Series   FundPreferred shares,
respectively. The shares are referred to in this Prospectus as "FundPreferred shares." The FundPreferred shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The FundPreferred shares also have priority over the Fund's Common Shares as to distribution of assets as described in this Prospectus. The dividend rate for the initial dividend rate
period will be     %,     %,     %,     % and     % for FundPreferred shares
Series   , Series  , Series   , Series    and Series   , respectively. The
initial dividend period is from the date of issuance through         , 2003 for
FundPreferred shares Series   ,         , 2003 for FundPreferred shares Series
 ,         , 2003 for FundPreferred shares Series   ,         , 2003 for
FundPreferred shares Series    and         , 2003 for FundPreferred shares
Series . For subsequent dividend periods, FundPreferred shares pay dividends based on a rate set at auction, usually held every seven (7) days. Prospective purchasers should carefully review the auction procedures described in the Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell FundPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. FundPreferred shares are not listed on an exchange. You may only buy or sell FundPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     The FundPreferred shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                             ---------------------

                               TABLE OF CONTENTS


Prospectus Summary..........................................     1
Financial Highlights........................................    11
The Fund....................................................    12
Use of Proceeds.............................................    12
Capitalization..............................................    13
Portfolio Composition.......................................    13
The Fund's Investments......................................    14
Use of Leverage.............................................    24
Hedging Transactions........................................    24
Risk Factors................................................    31
Management of the Fund......................................    38
Description of FundPreferred Shares.........................    41
The Auction.................................................    53
Description of Borrowings...................................    56
Description of Common Shares................................    56
Certain Provisions in the Declaration of Trust..............    57
Repurchase of Fund Shares; Conversion to Open-End Fund......    57
Federal Income Tax Matters..................................    58
Custodian, Transfer Agent, Auction Agent, Dividend
  Disbursing Agent and Redemption Agent.....................    60
Underwriting................................................    61
Legal Opinions..............................................    62
Available Information.......................................    62
Table of Contents for the Statement of Additional
  Information...............................................    63

                             ---------------------

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus, Statement of Additional Information and the Fund's Statement Establishing and Fixing the Rights and Preferences of FundPreferred shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.

The Fund...................  Nuveen Preferred and Convertible Income Fund 2 (the
                             "Fund") is a recently organized, diversified, closed-end management investment company. See "The Fund." The Fund's common shares, $.01 par value ("Common Shares"), are traded on the New York Stock Exchange (the "Exchange") under the symbol "JQC."
                             See "Description of Common Shares." As of       ,
                             2003 the Fund had            Common Shares
                             outstanding and net assets applicable to Common
                             Shares of $              .

Investment Objectives and
  Policies.................  The Fund's primary investment objective is high current income. The Fund's secondary investment objective is total return. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments" and "Risk Factors."

                             Under normal circumstances the Fund:

                             - will invest at least 80% of its Managed Assets in
                               preferred securities, convertible securities and related instruments. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not be eligible for the dividends received deduction; and

                             - may invest up to 20% of its Managed Assets in
                               other securities, including debt instruments and common stocks acquired upon conversion of a convertible security (such common stocks not normally to exceed 5% of the Fund's Managed Assets).

                             The Fund's average daily net assets (including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings (as defined below)) is called "Managed Assets."

                             The Fund's assets allocated to preferred securities will be managed by Spectrum Asset Management, Inc. ("Spectrum"). The Fund's assets allocated to convertible securities will be managed by Froley, Revy Investment Co., Inc. ("Froley, Revy"). The Fund's assets allocated to other debt instruments will be managed by Nuveen Institutional Advisory Corp. ("NIAC").

                             NIAC will be responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments. Initially, NIAC will allocate approximately 60%, 30% and 10% of the Fund's Managed Assets to preferred securities, convertible securities, and other debt instruments, respectively. Thereafter, the portion of the Fund's Managed Assets invested in preferred securities, convertible securities and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its Managed Assets in preferred securities and at least 20% of its Managed Assets in convertible securities (so long as the combined total equals at least 80% of the Fund's Managed Assets). See "The Fund's Investments" and "Management of the Fund."

                             - The Fund will invest at least 65% of its Managed
                               Assets in securities that, at the time of investment, are investment grade quality. Initially, the Fund intends to invest approximately 75% of its Managed Assets in investment grade quality securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Fitch Ratings ("Fitch")), or (ii) unrated but judged to be of comparable quality.

                               Securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are called "split-rated securities"), are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality.

                             - The Fund may invest up to 35% of its Managed
                               Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality.

                             Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "The Fund's Investments -- Investment Objectives and Policies" and "Risk Factors -- General Risks of Investing in the Fund -- High Yield Risk."

                             In addition, under normal circumstances:

                             - The Fund intends to invest at least 25% of its
                               Managed Assets in the securities of companies principally engaged in financial services. See "The Fund's Investments -- Portfolio Composition -- Financial Services Company Securities."

                             - The Fund may invest up to 10% of its Managed
                               Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to this 10% limitation to the extent they are deemed to be illiquid. Initially, the Fund does not intend to invest more than 5% of its Managed Assets in illiquid securities.

                             - The Fund may invest up to 35% of its Managed
                               Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers, and does not currently intend to invest in the non-U.S. dollar denominated securities described above.

                             For a more complete discussion of the Fund's initial portfolio composition, see "The Fund's Investments -- Initial Portfolio Composition."

                             The taxable preferred securities in which the Fund intends to invest generally do not pay dividends that qualify for reduced rates of federal income taxation available to noncorporate investors on "qualified dividend income" or the dividends received deduction (the "Dividends Received Deduction") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). The Dividends Received Deduction generally allows corporations to deduct from their income 70% of qualifying dividends received. Accordingly, any shareholder who otherwise may be entitled to reduced tax rates on "qualified dividend income" or to the Dividends Received Deduction should not assume that the distributions it receives from the Fund will qualify for such reduced tax rates or the Dividends Received Deduction.

Investment Adviser and
  Subadvisers..............  NIAC will be the Fund's investment adviser, responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments, and also for managing a portion of the Fund's assets. In making allocation decisions, NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

                             The Fund's assets allocated to preferred securities will be managed by Spectrum. The Fund's assets allocated to convertible securities will be managed by Froley, Revy. The Fund's assets allocated to other debt instruments will be managed by NIAC. Spectrum and Froley, Revy will sometimes individually be referred to as a "Subadviser" and collectively be referred to as the "Subadvisers." NIAC, Spectrum and Froley, Revy will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."

                             NIAC, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $83 billion of assets under management as of April 30, 2003. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (103) and the amount of fund assets under management (approximately $42 billion) as of April 30, 2003.

                             Spectrum, a registered investment adviser, is an independently managed wholly owned subsidiary of Principal Global Investors, LLC. Founded in 1987, Spectrum had approximately $8 billion in assets under management as of April 30, 2003. Spectrum specializes in the management of diversified preferred security portfolios primarily for institutional clients. Collectively, subsidiaries and affiliates of Principal Global Investors, LLC managed over $98 billion in combined assets worldwide as of April 30, 2003.

                             Froley, Revy, a registered investment adviser, is an independently managed wholly owned subsidiary of First Republic Bank. Founded in 1975, Froley, Revy had approximately $2.5 billion in assets under management as of April 30, 2003. Froley, Revy specializes in the management of convertible securities. Collectively, subsidiaries and affiliates of First Republic Bank, including Froley, Revy, managed approximately $7 billion in combined assets as of April 30, 2003.

Use of Leverage............  The Fund intends to use financial leverage, including issuing FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage to represent approximately
                             33 1/3% of its total assets, including the proceeds of such leverage. In addition to the issuance of FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. Throughout this Prospectus, commercial paper, notes or other borrowings sometimes may be collectively referred to as "Borrowings." Any Borrowings will have seniority over the FundPreferred shares. Payments to holders of FundPreferred shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

Use of Hedging
Transactions...............  The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. See "The Fund's Investments -- Portfolio Composition -- Hedging Transactions," "Risk
                             Factors -- Hedging

                             Risk" and "Risk Factors -- Counterparty Risk." Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described above solely for purposes of hedging the Fund's portfolio risks.

Interest Rate
Transactions...............  In connection with the Fund's use of leverage through the sale of FundPreferred shares or Borrowings, the Fund, if market conditions are deemed favorable, likely will enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                             In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap.

                             In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, this default could negatively impact the Fund's ability to make dividend payments on the FundPreferred shares or interest payments on Borrowings.

                             In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the FundPreferred shares or interest payments on Borrowings. If the Fund fails to meet an asset coverage ratio required by law or if the Fund does not meet a rating agency guideline in a timely manner or if the Fund fails to maintain other covenants with respect to the FundPreferred shares, the Fund may be required to redeem some or all of the FundPreferred shares. See "-- Redemption" below. Similarly, the Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

                             See "Use of Leverage" and "Hedging Transactions" for additional information.

The Offering...............  The Fund is offering      shares of each of Series
                               , Series   , Series   , Series   and Series   ,
                             each at a purchase price of $25,000 per share.
                             FundPreferred shares are being offered by the underwriters listed under "Underwriting."

Risk Factors Summary.......  Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Fund. The primary risks of investing in FundPreferred shares are:

                             - if an auction fails you may not be able to sell
                               some or all of your shares;

                             - because of the nature of the market for
                               FundPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                             - a rating agency could downgrade FundPreferred
                               shares, which could affect liquidity;

                             - the Fund may be forced to redeem your shares to
                               meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                             - in extraordinary circumstances, the Fund may not
                               earn sufficient income from its investments to pay dividends;

                             - the FundPreferred shares will be junior to any
                               Borrowings;

                             - any Borrowings may constitute a substantial lien
                               and burden on the FundPreferred shares by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation; and

                             - if the Fund leverages through Borrowings, the
                               Fund may not be permitted to declare dividends or other distributions with respect to the FundPreferred shares or purchase FundPreferred shares unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such Borrowings are not in default.

                             For additional general risks of investing in the Fund, see "Risk Factors -- General Risks of Investing in the Fund."

Trading Market.............  FundPreferred shares are not listed on an exchange.
                             Instead, you may buy or sell FundPreferred shares at an auction that is normally held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in FundPreferred shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will be created or, if created, that it will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                             The table below shows the first auction date for each Series of FundPreferred shares and the day on which each subsequent auction will normally be held for each Series of FundPreferred shares. The first auction date for each Series of FundPreferred shares will be the business day before the dividend payment date for the initial dividend period for each Series of FundPreferred shares.

                             The start date for subsequent dividend periods normally will be the business day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.

                                             FIRST AUCTION   SUBSEQUENT
                                     SERIES      DATE*        AUCTION
                                     ------  -------------   ----------


                             -----------------------------------------

                             * All dates are 2003.

Dividends and Dividend
  Periods..................  The table below shows the dividend rate for the initial dividend period of the FundPreferred shares offered in this Prospectus. For subsequent dividend periods, FundPreferred shares will pay dividends based on a rate set at auctions, normally held every seven (7) days. In most instances dividends are also paid every seven (7) days, on the day following the end of the rate period. The Applicable Rate that results from an Auction will not be lower than 70% of the applicable AA Composite Commercial Paper Rate (the "Minimum Rate") or greater than 150% (the "Maximum Rate") of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more) at the close of business on the Business Day next preceding such Auction Date. See "Description of FundPreferred Shares -- Dividends and Dividend
                             Periods -- Determination of Dividend Rate" and "The Auction."

                             The table below also shows the date from which dividends on the FundPreferred shares will accumulate at the initial rate, the dividend payment date for the initial dividend period and the day on which dividends will normally be paid. If dividends are payable on Monday or Tuesday and that day is not a business day, then your dividends will normally be paid on the first business day that falls after that day. If dividends are payable on a Wednesday, Thursday or Friday and that day is not a business day, then your dividends will normally be paid on the first business day prior to that day.

                             Finally, the table below shows the number of days of the initial dividend period for the FundPreferred shares. Subsequent dividend periods generally will be seven (7) days. The dividend payment date for special dividend periods of other than seven (7) days will be set out in the notice designating a special dividend period. See "Description of FundPreferred Shares -- Dividends and Dividend Periods -- Notification of Dividend Period."

                                                             DATE OF      PAYMENT DATE                    NUMBER OF
                                                INITIAL    ACCUMULATION   FOR INITIAL    SUBSEQUENT    DAYS OF INITIAL
                                                DIVIDEND    AT INITIAL      DIVIDEND      DIVIDEND        DIVIDEND
                                       SERIES     RATE        RATE*         PERIOD*      PAYMENT DAY       PERIOD
                                       ------   --------   ------------   ------------   -----------   ---------------


                              ----------

                              * All dates are 2003.

Ratings....................  It is a condition of the underwriters' obligation to purchase the FundPreferred shares that the FundPreferred shares receive a rating of "AAA" from Fitch and "Aaa" from Moody's.

Restrictions on Dividend
  Redemption and Other
  Payments.................  If the Fund issues any Borrowings that constitute senior securities representing indebtedness (as defined in the 1940 Act), under the 1940 Act, the Fund would not be permitted to declare any dividend on FundPreferred shares unless, after giving effect to such dividend, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least 200%. In addition, the Fund would not be permitted to declare any distribution on or purchase or redeem FundPreferred shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or redemptions or purchases of FundPreferred shares would also be prohibited at any time that an event of default under any Borrowings has occurred and is continuing. See "Description of FundPreferred Shares -- Restrictions on Dividend, Redemption and Other Payments."

Asset Maintenance..........  The Fund must maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of each Valuation Date. The Fund also must maintain asset coverage for the FundPreferred shares on a non-discounted basis of at least 200% as of the last business day of each month. See "Description of FundPreferred Shares -- Asset Maintenance."

                             The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the FundPreferred Shares Basic Maintenance Amount has been satisfied have been established by Fitch and Moody's in connection with the Fund's receipt from Fitch and Moody's of the "AAA" and "Aaa", respectively, Credit Rating with respect to the FundPreferred shares on their Date of Original Issue.

                             The Fund estimates that on the Date of Original Issue, the 1940 Act FundPreferred Shares Asset Coverage, based on the composition of its portfolio
                             as of         , 2003, including the issuance of the
                             Common Shares on        , 2003, less the offering
                             costs related thereto, and after giving effect to the issuance of the FundPreferred shares offered
                             hereby ($          ) and the deduction of sales
                             loads and estimated offering expenses for such
                             FundPreferred shares ($          ), will be    %.

                             In addition, there may be additional asset coverage requirements imposed in connection with any Borrowings.

Redemption.................  Although the Fund will not ordinarily redeem
                             FundPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law, correct a failure to meet a rating agency guideline in a timely manner or maintain other covenants with respect to the FundPreferred shares. The Fund voluntarily may redeem FundPreferred shares in certain circumstances. See "Description of FundPreferred Shares -- Redemption."

Liquidation Preference.....  The liquidation preference of the shares of each series of FundPreferred shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of FundPreferred Shares -- Liquidation Rights."

Voting Rights..............  Except as otherwise indicated, holders of
                             FundPreferred shares have one vote per share and vote together with holders of Common Shares as a single class.

                             In connection with the election of the Board of Trustees, the holders of outstanding preferred shares of beneficial interest ("Preferred Shares"), including FundPreferred shares, as a class, shall be entitled to elect two trustees of the Fund. The holders of outstanding shares of Common Shares and Preferred Shares, including FundPreferred shares, voting together, shall elect the remainder. However, upon the Fund's failure to pay dividends on the Preferred Shares in an amount equal to two full years of dividends, the holders of Preferred Shares have the right to elect, as a class, the smallest number of additional Trustees as shall be necessary to assure that a majority of the Trustees has been elected by the holders of Preferred Shares. The terms of the additional Trustees shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of FundPreferred Shares -- Voting Rights."

Federal Income Taxes.......  Distributions with respect to the FundPreferred shares will generally be subject to U.S. federal income taxation. Because the Fund's portfolio income will consist principally of (i) income from taxable preferred and similar securities, (ii) capital gain, and (iii) interest income, corporate investors in the FundPreferred shares are not expected to receive dividends that are eligible for the Dividends Received Deduction and noncorporate investors in the FundPreferred shares are not expected to receive "qualified dividend income" that is generally subject to reduced rates of federal income taxation. The Internal Revenue Service ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and FundPreferred shares in proportion to the total dividends paid to each class during or with respect to such year. See "Federal Income Tax Matters."

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment
operations on           , 2003 until           , 2003. Since the Fund was
recently organized and commenced operations on           , 2003, the table
covers less than four weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in long-term securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                  UNAUDITED
                                                                 ( , 2003 -
                                                                   , 2003)
                                                              -----------------
                                                                 (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Common Share Net Asset Value, Beginning of Period.........
                                                                 ----------
     Net Investment Income..................................
     Net Realized/Unrealized Gain from Investments..........
                                                                 ----------
       Total From Investment Operations.....................
                                                                 ----------
  Offering Costs............................................
                                                                 ----------
  Common Share Net Asset Value, End of Period...............
                                                                 ==========
  Per Share Market Value, End of Period.....................
  Total Return on Common Share Net Asset Value(a)...........
  Total Investment Return on Market Value(a)................
RATIOS/SUPPLEMENTAL DATA:
  Net Assets Applicable to Common Shares, End of Period
     (In Thousands).........................................
  Ratio of Expenses to Average Net Assets Applicable to
     Common Shares Before Reimbursement.....................
  Ratio of Net Investment Income to Average Net Assets
     Applicable to Common Shares Before Reimbursement.......
  Ratio of Expenses to Average Net Assets Applicable to
     Common Shares After Reimbursement......................
  Ratio of Net Investment Income to Average Net Assets
     Applicable to Common Shares After Reimbursement........
  Portfolio Turnover Rate...................................

------------

 *  Annualized.

(a) Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common Share net asset value per share. Total returns are not annualized.

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 17, 2003, pursuant to a Declaration of Trust (the "Declaration of Trust") governed by the laws of The Commonwealth of
Massachusetts. On           , 2003, the Fund issued an aggregate of
Common Shares pursuant to the initial public offering thereof. On           ,
2003 and           , 2003, the Fund issued an additional           and
          Common Shares, respectively, in connection with partial exercises by the underwriters of the over-allotment option. The Common Shares are traded on the Exchange under the symbol "JQC." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is
(800) 257-8787.

     The following provides information about the Fund's outstanding shares as
of           , 2003:

                                                                             AMOUNT HELD
                                                                           BY THE FUND OR      AMOUNT
TITLE OF CLASS                                         AMOUNT AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
--------------                                         -----------------   ---------------   -----------
Common Shares........................................      Unlimited
FundPreferred shares.................................      Unlimited

                                USE OF PROCEEDS

     The net proceeds of the offering will be approximately $          after
payment of the sales load and estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as described under "The Fund's Investments," as soon as practicable. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in preferred, convertible and other debt instruments that meet those investment objectives and policies within approximately 1 to 1 1/2 months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of
          , 2003, and as adjusted, to give effect to the issuance of
Common Shares on           , 2003, as well as all the FundPreferred shares
offered hereby.

                                                                  ACTUAL        AS ADJUSTED
                                                                  , 2003           , 2003
                                                                  ------        -----------
                                                               (UNAUDITED)      (UNAUDITED)
FundPreferred shares, $25,000 stated value per share, at
  liquidation value; unlimited shares authorized (no shares
  issued and 28,320 shares issued, as adjusted,
  respectively)*............................................
                                                              ==============   ==============
COMMON SHAREHOLDERS' EQUITY:
  Common Shares, $.01 par value per share; unlimited shares
     authorized (     shares outstanding and      shares
     outstanding, as adjusted, respectively)*...............
  Paid-in surplus**.........................................
  Undistributed net investment income.......................
  Accumulated net realized gain (loss) from investments.....
  Net unrealized appreciation of investments................
                                                              --------------   --------------
  Net assets applicable to Common Shares....................
                                                              ==============   ==============

------------

 * None of these outstanding shares are held by or for the account of the Fund.

** As adjusted paid-in surplus reflects the proceeds of the issuance of the
   Common Shares ($          ) less $.01 par value per Common Share
   ($          ), and the offering costs of $       per Common Share ($       ),
   as well as a reduction for the sales load and estimated offering costs of the
   FundPreferred shares issuance ($          ).

                             PORTFOLIO COMPOSITION

     As of           , 2003,      % of the market value of the Fund's portfolio
was invested in long-term investments and      % of the market value of the
Fund's portfolio was invested in short-term investments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is high current income. The Fund's secondary objective is total return. There can be no assurance that the Fund's investment objectives will be achieved.

     Under normal circumstances, the Fund:

     - will invest at least 80% of its Managed Assets in preferred securities, convertible securities and related instruments; and

     - may invest up to 20% of its Managed Assets in other securities, including debt instruments and common stocks acquired upon conversion of a convertible security (such common stocks not normally to exceed 5% of the Fund's Managed Assets).

     NIAC will be responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments. See "Management of the Fund."

     The Fund's assets allocated to preferred securities will be managed by Spectrum. The Fund's assets allocated to convertible securities will be managed by Froley, Revy. The Fund's assets allocated to other debt instruments will be managed by NIAC.

     Under normal circumstances, portfolio allocations will conform to the following guidelines:

                                                               MINIMUM % OF     MAXIMUM % OF
TYPE OF INVESTMENT                                            MANAGED ASSETS   MANAGED ASSETS
------------------                                            --------------   --------------
Preferred Securities........................................           50            80
Convertible Securities......................................           20            50
Other Debt Instruments......................................            0            20

     Initially, NIAC will allocate approximately 60%, 30% and 10% of the Fund's Managed Assets to preferred securities, convertible securities and other debt instruments, respectively. Thereafter, the portion of the Fund's Managed Assets invested in preferred securities, convertible securities and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its Managed Assets in preferred securities and at least 20% of its Managed Assets in convertible securities (so long as the combined total equals at least 80% of the Fund's Managed Assets). Convertible preferred securities will be regarded as convertible securities for purposes of these limits. In making allocation decisions, NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments and other economic and market factors, including the overall outlook for the economy and inflation.

     The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are investment grade quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one of the NRSROs within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or (ii) unrated but judged to be of comparable quality by the Adviser responsible for the investment. Split-rated securities are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality. Initially, the Fund intends to invest approximately 75% of its Managed Assets in investment grade quality securities. The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment. Securities of below investment grade quality are commonly referred to as junk bonds and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. See "Risk Factors -- General Risks of Investing in the Fund -- High Yield Risk." See Appendix B in the Statement of Additional Information for a description of security ratings.

     The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). Initially, the Fund does not intend to invest more than 5% of its Managed Assets in illiquid securities. In addition, the Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above.

     For a more complete discussion of the Fund's initial portfolio composition, see "-- Initial Portfolio Composition."

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred
Shares -- Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

INVESTMENT PHILOSOPHY AND PROCESS

NUVEEN INSTITUTIONAL ADVISORY CORP. (NIAC)

     Asset Allocation Philosophy. NIAC is responsible for the overall strategy and asset allocation decisions among the three primary asset classes in which the Fund invests -- preferred securities, convertible securities and other debt instruments. The goal of the allocation decision is to effectively capture the diversification benefits provided by the low return-correlation across these asset classes and provide the potential for high income generation, an opportunity to participate in rising equity markets and some protection against risks associated with rising interest rates. NIAC believes that the opportunity will exist from time to time to potentially enhance the Fund's total return by over-weighting or under-weighting these asset classes as the relative attractiveness of the asset classes changes.

     Asset Allocation Process. In determining the Fund's asset allocation, NIAC will periodically consult with the Fund's Subadvisers and other investment manager affiliates of NIAC. NIAC will consider factors such as interest rate levels, market conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred securities, convertible securities and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

     Investment Philosophy. NIAC is responsible for managing the other debt instruments in which the Fund may invest. NIAC believes that managing risk, particularly in a volatile asset class such as high yield debt, is of paramount importance. NIAC believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, NIAC focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.

     Investment Process. NIAC begins with a quantitative screening of other debt instruments to identify investment candidates with favorable capital structures, and then factors in valuation and other equity market indicators. NIAC screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factors and monitoring systems to ensure proper diversification.

SPECTRUM ASSET MANAGEMENT, INC. (SPECTRUM)

     Investment Philosophy. Spectrum's investment philosophy with respect to preferred securities is centered on several underlying themes:

     - High levels of current income are the primary return contributor to the total return potential of preferred securities.

     - Investing in the subordinated preferred securities of stronger, solidly-rated issuers is potentially more advantageous than owning the senior debt of weaker, potentially deteriorating issuers.

     - Investment grade quality preferred securities, over time, present an attractive risk/return opportunity.

     - Diversifying across a large number of different industries and issuers helps insulate an overall portfolio of preferred securities from events that affect any particular company or sector.

     - Inefficiencies in the preferred securities market, particularly in the pricing and trading of securities, can create opportunities to enhance portfolio value.

     Investment Process. Spectrum's investment process begins with macroeconomic and fundamental credit analysis to identify sectors, industries and companies that are potential investments. In its fundamental analysis, Spectrum employs a value-oriented style that considers the relative attractiveness of the security to other preferred securities and to the same issuer's senior debt. In addition, Spectrum evaluates the structural features of each security as well as its liquidity. In its investment decisions, Spectrum also considers the contribution of sectors and individual securities to the overall goal of achieving a well-diversified portfolio.

FROLEY, REVY INVESTMENT CO., INC. (FROLEY, REVY)

     Investment Philosophy. Froley, Revy's investment philosophy with respect to convertible securities is centered on the belief that convertible securities are a total return vehicle that afford the opportunity to earn common stock-like returns with substantially reduced risk relative to equities, while providing some current income. The firm believes that focusing on the mid-market sector of the convertible securities market (i.e., securities that have both common stock-like and bond-like investment qualities) while investing opportunistically in the bond-like and equity-like areas of the convertible securities market may enhance total return potential. In addition, the firm believes that because of the hybrid nature of convertible securities, research that emphasizes both fundamental credit analysis and equity valuation analysis can help identify investment opportunities with the greatest potential for enhancing a portfolio's overall total return.

     Investment Process. Froley, Revy's investment process begins with screening convertible securities on certain valuation and structural parameters, including price, yield, premium, calls, equity sensitivity and other factors. On this pool of potential investments, Froley, Revy then conducts credit (bond) analysis and valuation (equity) analysis to identify the most attractive candidates within the universe. Additional inputs into the sector and security selection decisions are top down, macroeconomic analysis of economic, interest rate and other trends and the analysis of the structural characteristics of the individual securities.

     Froley, Revy monitors all securities and sectors on an on-going basis to identify those that fall outside the intended investment range. Positions in securities that have increased in value and common stock-like qualities may be reduced to normal position weights or sold entirely based on the fundamental outlook for the underlying equity. In addition, Froley, Revy considers significant declines from the purchase prices of securities in determining whether to purchase or sell a particular security.

PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

     Preferred Securities. Preferred securities generally pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The Fund intends that all of the preferred securities in which it will invest will be investment grade quality at the time of investment. The average call protection of the Fund's portfolio allocated to preferred securities is expected to be approximately three to four years.

     The Fund intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services, which are prominent issuers of preferred securities, and is subject to the risks of such concentration. See "-- Financial Services Company Securities."

     Taxable Preferred Securities. The Fund intends that most or all of the preferred securities in which it invests will generate dividends that are fully taxable and that do not qualify for the Dividends Received Deduction or treatment as "qualified dividend income". Pursuant to the Dividends Received Deduction, corporations may generally deduct 70% of the qualifying dividend income they receive. Corporate shareholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. "Qualified dividend income" is generally subject to reduced rates of federal income taxation when received by noncorporate shareholders. Noncorporate shareholders of a regulated investment company generally are subject to reduced rates of federal income taxation with respect to that portion of their distributions attributable to "qualified dividend income" received by the regulated investment company. Taxable preferred securities that are not eligible for the Dividends Received Deduction or treatment as "qualified dividend income" (often referred to as "hybrid" preferred securities) typically offer additional yield spread versus other types of preferred securities due to this lack of special tax treatment.

     Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at the issuer's option at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

     Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit an issuer to defer the payment of interest for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), these taxable preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     Taxable preferred securities include, but are not limited to:((1))

     - trust originated preferred securities ("TOPRS(R)");

     - monthly income preferred securities ("MIPS(R)");

     - quarterly income bond securities ("QUIBS(R)");

     - quarterly income debt securities ("QUIDS(R)");

     - quarterly income preferred securities ("QUIPS(SM)");

     - corporate trust securities ("CORTS(R)");

     - public income notes ("PINES(R)"); and

     - other trust preferred securities.

     Taxable preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

     Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for income tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction or treatment as "qualified dividend income". The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned

------------

(1) TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley Dean Witter & Co. CORTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See "Risk Factors -- General Risks of Investing in the
Fund -- Convertible Security Risk." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

     Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party.

     Convertible securities are investments that typically provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "-- High Yield Securities" below.

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock.

     Synthetic Convertible Securities. Although the Fund does not currently intend to invest in synthetic convertible securities, it may invest up to 10% of its Managed Assets in such securities. Synthetic convertible securities possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component") and the right to acquire an equity security ("equity component"). If the Fund invests in synthetic convertible securities, it is expected that the Fund will invest in such synthetic convertible securities that are created by third parties, typically investment banks or other financial institutions. Synthetic convertible securities created by other parties typically trade as a single security with a unitary value, similar to a true convertible security. The Fund may also invest in synthetic convertible securities by acquiring separate securities, one possessing a fixed-income component and the other possessing an equity component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, debentures, notes, preferred stocks and money market instruments. The equity component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a common stock index. The fixed-income and equity components of such a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a true convertible security or a synthetic convertible security created by third parties, each of which is a single security having a unitary market value, a synthetic convertible security that is comprised of two or more separate securities will have a "market value" that is the sum of the values of its fixed-income component and its equity component. For this reason, the value of such a synthetic convertible security may respond differently to market fluctuations than would a true convertible security or synthetic convertible security created by a third party. The Fund's holdings of synthetic convertible securities, including those created by third parties, are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its Managed Assets in preferred securities and convertible securities and the maximum and minimum allocations to preferred securities and convertible securities set forth in "-- Investment Objectives and Policies" above.

     Warrants and Options on Securities and Indexes. In connection with its investments in synthetic convertible securities, the Fund may purchase warrants, call options on common stock and call options on common stock indexes. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. A call option is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the common stock underlying the option (or the cash value of the common stock index) at a specified exercise price at any time during the term of the option.

     Other Debt Instruments. The Fund may invest in other debt instruments including, but not limited to, corporate bonds, notes and debentures and other similar types of corporate debt instruments, including corporate loans. The form of such other debt instruments may include zero coupon bonds, payment-in-kind securities and structured notes. The debt instruments in which the Fund may invest may be below investment grade quality. See "-- High Yield Securities." The Fund may invest up to 20% of its Managed Assets in these types of other debt securities, as described in more detail below.

     Corporate Bonds. Corporate bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

     Corporate Loans. The Fund may invest (i) in loans made by banks or other financial institutions to corporate issuers or (ii) participation interests in such loans. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield debt and, therefore, presents increased market risk relating to liquidity and pricing concerns. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Purchasing a participation in a corporate loan typically will result in the Fund having a contractual relationship with the lender, not the borrower. In this instance, the Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan.

     Zero Coupon Bonds and Payment-In-Kind Securities. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" or dividends in the form of additional securities of the issuer, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

     Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     No Floating Rate Securities. The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

     High Yield Securities. The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment. Below investment grade quality securities are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities typically are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Non-U.S. Securities. The Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of the 35% limitation described above, non-U.S. securities include securities represented by American Depository Receipts.

     Financial Services Company Securities. The Fund intends to invest at least 25% of its Managed Assets in securities issued by companies "principally engaged" in financial services. A company is "principally engaged" in financial services if it has financial services-related businesses that generate at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

     Common Stocks. The Fund does not intend to purchase common stock as part of its investment strategy. The Fund will have exposure to common stock risks by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may hold common stocks in its portfolio upon conversion of a convertible security, such holdings not normally to exceed 5% of its Managed Assets. In addition, in keeping with the income focus of the Fund, the Fund expects to sell any common stock holdings as soon as practicable after conversion of a convertible security. Common stock generally represents an ownership interest in an issuer. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

     Hedging Transactions. The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described in this paragraph solely for purposes of hedging the Fund's portfolio risks. See "Risk Factors -- General Risks of Investing in the Fund -- Hedging Risk," "Risk Factors -- General Risks of Investing in the Fund -- Counterparty Risk," "-- Synthetic Convertible Securities" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

     Illiquid Securities. The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable), however, initially, the Fund does not intend to invest more than 5% of its Managed Assets in such securities. All securities and other instruments in which the Fund invests will be subject to the 10% limitation referred to above to the extent they are deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Advisers to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer),
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up
Period. Upon an Adviser's recommendation and during temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, during the temporary periods when the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may invest all or a portion of its assets in debt securities of long-term maturities issued by the U.S. Government or its agencies or instrumentalities.

     When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

     Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly, or short-term debt securities. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its FundPreferred shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Advisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     Initial Portfolio Composition. If current market conditions persist, the Fund expects that its initial portfolio of preferred securities, convertible securities and other debt instruments will be comprised of securities with the following ratings, or in unrated securities judged by the Adviser responsible for the investment to be of comparable credit quality: 5% in AA or better, 35% in A, 35% in Baa/BBB, 15% in Ba/BB and 10% in B. Initially, the Fund intends to invest approximately 75% of its Managed Assets in investment grade quality securities. Initially, the Fund does not intend to invest more than 5% of its Managed Assets in illiquid securities or more than 20% of its Managed Assets in securities of non-U.S. issuers. In addition, the Fund does not currently intend to invest in the non-U.S. dollar denominated securities described in this Prospectus. The Fund also intends that all of the preferred securities in which it will invest will be investment grade quality at the time of investment. The Fund's intentions may change over time based on market and other conditions beyond the Fund's control and there can be no assurance that the parameters of the initial portfolio composition as described above will be achieved.

     Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

     Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of an Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Tax Matters."

                                USE OF LEVERAGE

     The Fund intends to use leverage through the issuance of FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage to represent approximately 33 1/3% of its total assets, including the proceeds of such leverage. In addition to issuing FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. See "Description of FundPreferred Shares" and "Description of Borrowings" below. The Fund employs financial leverage for the purpose of acquiring additional income-producing investments when the Advisers believe that such use of proceeds will enhance the Fund's net income. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors -- Risks of Investing in FundPreferred Shares -- Leverage Risk." The management fee paid to the Advisers will be calculated on the basis of the Fund's Managed Assets, (which includes proceeds of financial leverage), so the fees will be higher when leverage is used.

                              HEDGING TRANSACTIONS

     The Fund may use derivatives or other transactions for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund's use of leverage through its sale of FundPreferred shares or Borrowings.

     Portfolio Hedging Transactions. The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described in this paragraph solely for purposes of hedging the Fund's portfolio risks. See "The Fund's Investments -- Portfolio Composition -- Synthetic Convertible Securities."

     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it which it would be advisable to do so. See "Risk Factors -- Hedging Risk."

     Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

     As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

     In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

     Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

     When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

     Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index.

     Under regulations of the Commodity Futures Trading Commission currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors.

     Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short "against the box."

     In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the short sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

     In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

     The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

     Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     Credit Derivative Instruments. The Fund may purchase credit derivative instruments for the purpose of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

     Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. denominated securities of non-U.S. issuers as described in this Prospectus. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

     Interest Rate Transactions. In connection with the Fund's use of leverage through its sale of FundPreferred shares or Borrowings, the Fund, if market conditions are deemed favorable, likely will enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. The Fund's payment obligations under the swap are general unsecured obligations of the Fund and are ranked senior to distributions under the Common Shares and FundPreferred shares.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily. Under certain circumstances, the Fund may be required to pledge the assets in such segregated account to the counter-party.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's ability to make dividend payments on the FundPreferred shares or interest payments on Borrowings.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact the Fund's ability to make dividend payments on the FundPreferred shares or interest payments on Borrowings.

     The Fund may choose or be required to redeem some or all FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in FundPreferred shares.

RISKS OF INVESTING IN FUNDPREFERRED SHARES

     Interest Rate Risk. The Fund issues FundPreferred shares, which pay dividends based on short-term interest rates. The Fund generally will purchase preferred, convertible and debt securities that pay fixed or adjustable rate dividends. If short-term interest rates rise, dividend rates on the FundPreferred shares may rise so that the amount of dividends paid to stockholders of FundPreferred shares exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the FundPreferred shares offering) is available to pay dividends on the FundPreferred shares, dividend rates on the FundPreferred shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the FundPreferred shares would be jeopardized. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the FundPreferred shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in market interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

     Auction Risk. You may not be able to sell your FundPreferred shares at an auction if the auction fails; that is, if there are more FundPreferred shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain FundPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your FundPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of FundPreferred Shares" and "The Auction -- Auction Procedures."

     Secondary Market Risk. If you try to sell your FundPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a rate period other than seven (7) days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for FundPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. FundPreferred shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your FundPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

     Ratings and Asset Coverage Risk. While Moody's and Fitch assign ratings of "Aaa" and "AAA," respectively, to FundPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in FundPreferred shares. A rating agency could downgrade FundPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades FundPreferred shares, the Fund will alter its portfolio or redeem FundPreferred shares. The Fund may voluntarily redeem FundPreferred shares under certain circumstances. See "Description of FundPreferred Shares -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your FundPreferred shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the FundPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, FundPreferred shares dividend rates would increase, tending to offset this risk.

     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see "-- General Risks of Investing in the Fund" below.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on FundPreferred shares unless it satisfies certain conditions. See "Description of FundPreferred
Shares -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem shares of FundPreferred shares if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Income Tax
Matters -- Federal Income Tax Treatment of the Fund."

     Leverage Risk. The Fund uses financial leverage for investment purposes in an amount currently anticipated to represent approximately 33 1/3% of its total assets (including the proceeds from such financial leverage). In addition to issuing FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. In addition, the Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.

     If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act) under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of FundPreferred shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the FundPreferred shares, to 200% of the aggregate value of any senior securities and the FundPreferred shares.

     If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

     The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the FundPreferred shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to FundPreferred shares, or purchase or redeem shares, including FundPreferred shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of FundPreferred Shares -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

     Because the fee paid to the Advisers will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Advisers an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company with a limited operating history.

     Investment Risk and Interest Rate Risk. Your investment in the FundPreferred shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

     Interest rate risk is the risk that fixed-income securities such as preferred, convertible and other debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value of the Fund will tend to decline if market interest rates rise.

     During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

     Market interest rates for investment grade fixed-income securities have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

     Credit Risk; Subordination. Credit risk is the risk that a security in the Fund's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Such credit risk is generally greater for issuers of high yield securities. The Fund may also invest in split-rated securities. Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades. Split-rated securities are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality. A split-rated security may be regarded by one NRSRO (but by definition not by all NRSROs) as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all NRSROs, may be more sensitive to negative developments, than securities without a split-rating such as a decline in the issuer's revenues or a general economic downturn.

     Preferred and convertible securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

     High Yield Risk. The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. See "-- Credit Risk; Subordination." In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

     Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon conversion. Because the market price of a mandatory convertible security increasingly corresponds to the market price of its underlying common stock as the convertible security approaches its conversion date, there can be no assurance that the higher coupon will compensate for the potential loss. See "-- Common Stock Risk" below.

     Synthetic Convertible Security Risk. Although the Fund does not currently intend to invest in synthetic convertible securities, it may invest up to 10% of its Managed Assets in such securities. The Fund may invest in synthetic convertible securities created by third parties that, similar to true convertible securities, typically trade as a single security with a unitary value. The Fund may also invest in synthetic convertible securities by acquiring separate securities, one possessing a fixed-income component and the other possessing an equity component. The value of a synthetic convertible security that is comprised of separate securities, may respond differently to market fluctuations than a true convertible security or a synthetic convertible security traded as a single security because each separate security comprising such a synthetic convertible security has its own market value. In addition, because the equity component may be synthetically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a common stock index, synthetic convertible securities are subject to the risks associated with warrants and options. In addition, if the value of the underlying common stock or the level of the index involved in the equity component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See "-- Convertible Security Risk."

     The Fund will be subject to the risks of warrants and options to the extent it invests in synthetic convertible securities that use warrants or options on common stocks or common stock indexes as their equity components. The Fund's investments in warrants and options involve risks different from, and possibly greater than, the risks associated with investing directly in convertible securities. Warrants and options are subject to a number of risks associated with derivative instruments generally and described elsewhere in this Prospectus such as illiquidity risks and risks associated with investments in common stocks. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a warrant or option may not correlate perfectly with the underlying common stock or common stock index.

     Concentration Risk. The Fund intends to invest at least 25% of its Managed Assets in securities of companies principally engaged in financial services. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that sector.

     Concentration of investments in the financial services sector includes the following risks:

     - regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

     - changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

     - concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

     - competition -- financial services companies have been affected by increased competition, which could adversely affect the profitability and viability of such companies.

     Non-U.S. Securities Risk. The Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile meaning that in a changing market, an Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure; expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. Although an Adviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

     Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     Common Stock Risk. The Fund will have exposure to common stocks by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may hold common stocks in its portfolio upon conversion of a convertible security, such holdings not normally to exceed 5% of the Fund's Managed Assets. In addition, in keeping with the income focus of the Fund, the Fund expects to sell any common stock holdings as soon as practicable after conversion of a convertible security. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stocks held by the Fund or to which it has exposure.

     Hedging Risk. The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk that could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors. No assurance can be given that such Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. See "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information. Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described above solely for purposes of hedging the Fund's portfolio risks.

     Counterparty Risk. The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See "Use of Leverage," "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information.

     Certain Risks Related to Preferred Securities.

          Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain taxable preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred security holders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

          Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

     New Types of Securities. From time to time, preferred securities and convertible securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser responsible for the investment believes that doing so would be consistent with the Fund's investment objectives and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

     Corporate Loan Risk. The Fund may invest up to 20% of its Managed Assets in other debt instruments, including corporate loans. Corporate loans in which the Fund may invest may not be rated by a NRSRO at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. Because the interest rates of corporate loans reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. No active trading market currently exists for many corporate loans in which the Fund may invest and, thus, they are relatively illiquid. As a result, corporate loans generally are more difficult to value than more liquid securities for which a trading market exists.

     The Fund also may purchase a participation interest in a corporate loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. In this instance, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. Such third party participation arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full.

     Illiquid Securities Risk. The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalization than on higher rated securities and securities of issuers with larger market capitalization.

     Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, NIAC, Spectrum, Froley, Revy and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the FundPreferred shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER AND SUBADVISERS

     NIAC will be responsible for determining the Fund's overall investment strategy, including portfolio allocations, and the use of leverage, hedging and interest rate transactions. NIAC also is responsible for the selection of the Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, is the investment adviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to other debt instruments. NIAC and its affiliate Nuveen Advisory Corp. serve as investment advisers to investment portfolios with approximately $54.1 billion in assets under management as of April 30, 2003. See the Statement of Additional Information under "Investment Advisers."

     NIAC, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $83 billion of assets under management as of April 30, 2003. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

     Deepak Gulrajani, Gunther Stein and Lenny Mason are the portfolio managers at NIAC responsible for investing the portion of the Fund's assets allocated to other debt instruments. Mr. Gulrajani is a Managing Director of NIAC. He also is the Director, Fixed-Income Strategies, and a Principal of Symphony Asset Management, LLC ("Symphony"), a wholly owned subsidiary of Nuveen Investments, Inc. Mr. Stein is a Vice President of NIAC. He also has been lead portfolio manager for high yield strategies at Symphony since 1999. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a Vice President of NIAC. He also is a high yield portfolio manager at Symphony. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director of FleetBoston's Technology and Communications Group.

     Spectrum, 4 High Ridge Park, Stamford, Connecticut 06905, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to preferred securities. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum, a registered investment adviser, commenced operations in 1987 and had approximately $8 billion in assets under management as of April 30, 2003.

     Spectrum is an independently managed wholly owned subsidiary of Principal Global Investors, LLC, which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. Collectively, subsidiaries and affiliates of Principal Global Investors, LLC managed over $98 billion in combined assets worldwide as of April 30, 2003.

     A team of Spectrum professionals led by Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV is responsible for investing the portion of the Fund's assets allocated to preferred securities. Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum. Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Mr. Jacoby is a Senior Vice President of Spectrum. As a subsidiary of Principal Global Investors, LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts. See "The Fund's Investments -- Investment Philosophy and Process."

     Spectrum may act as broker for the Fund in connection with the purchase or sale of preferred securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NIAC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

     Froley, Revy, 10900 Wilshire Boulevard, Suite 900, Los Angeles, California 90024, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to convertible securities. Froley, Revy specializes in the management of convertible securities. Froley, Revy, a registered investment adviser, commenced operations in 1975 and had approximately $2.5 billion in assets under management as of April 30, 2003.

     Froley, Revy is an independently managed wholly owned subsidiary of First Republic Bank, which is a publicly-traded commercial bank and wealth management firm. Collectively, subsidiaries and affiliates of

First Republic Bank, including Froley, Revy, managed approximately $7 billion in combined assets as of April 30, 2003.

     Andrea Revy O'Connell and Michael Revy are the portfolio managers at Froley, Revy responsible for investing the portion of the Fund's assets allocated to convertible securities. Ms. O'Connell is President and Chief Executive Officer of Froley, Revy and has been a Managing Director and a Principal of Froley, Revy since 1994. Mr. Revy is a Senior Vice President, Senior Portfolio Manager and a Managing Director of Froley, Revy and is responsible for the development and co-management of Froley, Revy's convertible arbitrage product. Before joining Froley, Revy in 2002, Mr. Revy was a private banker at Wechsler & Co., Inc. since 1998, and prior thereto worked for Lehman Brothers for six years in that firm's convertible bond group.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

                                                               MANAGEMENT
AVERAGE DAILY MANAGED ASSETS                                      FEE
----------------------------                                   ----------
Up to $500 million..........................................     .9000%
$500 million to $1 billion..................................     .8750
$1 billion to $1.5 billion..................................     .8500
$1.5 billion to $2.0 billion................................     .8250
Over $2.0 billion...........................................     .8000

     Pursuant to investment sub-advisory agreements between NIAC and each of the Subadvisers, each Subadviser will receive from NIAC a management fee equal to 40% of the management fee payable by the Fund to NIAC (net of the reimbursements described below) with respect to that Subadviser's allocation of Managed Assets up to the first $500 million of the average daily Managed Assets of the Fund allocated to that Subadviser and 35% thereafter.

     In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                           PERCENTAGE
                           REIMBURSED
     YEAR ENDING       (AS A PERCENTAGE OF
      JUNE 30,           MANAGED ASSETS)
     -----------       -------------------
  2003(1)............         .32%
  2004...............         .32%
  2005...............         .32%
  2006...............         .32%
  2007...............         .32%

                           PERCENTAGE
                           REIMBURSED
     YEAR ENDING       (AS A PERCENTAGE OF
      JUNE 30,           MANAGED ASSETS)
     -----------       -------------------
  2008...............         .32%
  2009...............         .24%
  2010...............         .16%
  2011...............         .08%

------------
(1) From the commencement of operations.

     The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond June 30, 2011.

                      DESCRIPTION OF FUNDPREFERRED SHARES

     The following is a brief description of the terms of FundPreferred shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of FundPreferred shares in the Fund's Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares (the "Statement") a form of which is attached as Appendix A to the Statement of Additional Information. Capitalized terms not otherwise defined in the Prospectus shall have the same meaning as defined in the Statement.

GENERAL

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. The Statement currently authorizes the issuance of
FundPreferred shares as follows:      ,      ,      ,      and
FundPreferred shares Series   , Series  , Series   , Series    and Series   ,
respectively. The FundPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The FundPreferred shares when issued and sold through this Offering (i) will be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, (ii) will not be convertible into Common Shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The FundPreferred shares will be subject to optional and mandatory redemption as described below under "-- Redemption."

     Holders of FundPreferred shares will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository for the Agent Members with respect to the FundPreferred shares.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the FundPreferred shares. Furthermore, the Auction Agent will send notices to holders of FundPreferred shares of any meeting at which holders of FundPreferred shares have the right to vote. See
"-- Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of FundPreferred shares, so long as the Fund is current in the payment of dividends on the FundPreferred shares and on any other capital shares of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

     General. Holders of FundPreferred shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "-- Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent

Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "-- Default Period" below.

     The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     The initial Dividend Period for the FundPreferred shares shall be   ,   ,
  ,   and   days for FundPreferred shares Series   , Series  , Series   , Series
   and Series   , respectively. Dividend Periods after the initial Dividend
Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days Dividend Payment Dates shall occur on the first Business Day following such Dividend Period and, if greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount nor, for Standard Dividend Periods or less only, will the Applicable Rate be less than the Minimum Rate, which is 70% of the applicable AA

Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect to Dividend Periods of more than the Standard Dividend Period.

     The Maximum Rate for the FundPreferred shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of FundPreferred shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

     The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the FundPreferred shares shall have been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "-- Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and a FundPreferred Shares Basic Maintenance Certificate (as defined below) to each Rating Agency which is then rating the FundPreferred shares and so requires.

     If the Fund proposes to designate any Special Dividend Period, not fewer than seven (7) (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight (8) days) nor more than 30 days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

        (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

        (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series of FundPreferred shares. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

     Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund's investment company taxable income for any year exceeds any current or accumulated dividends on the FundPreferred shares, the Fund intends to distribute such excess investment company taxable income to the holders of the Common Shares. The term "investment company taxable income," as it is defined in the Code, includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gains, dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) annually to the holders of the Common Shares (subject to the prior rights of the holders of the FundPreferred shares) subject to the foregoing and any requirements of Massachusetts law. The Fund will designate distributions made with respect to FundPreferred shares as capital gain distributions in proportion to the FundPreferred shares' share of total dividends paid by the Fund during the year. See "Federal Income Tax Matters -- Federal Income Tax Treatment of Holders of FundPreferred Shares."

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the FundPreferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the FundPreferred shares or purchase or redeem FundPreferred shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to such Borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of FundPreferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on or purchase or redemption of FundPreferred shares may be prohibited (i) at any time that an event of default under any Borrowings has occurred and is continuing; or
(ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     Upon failure to pay dividends for two years or more, the holders of FundPreferred shares will acquire certain additional voting rights. See "-- Voting Rights" below. Such rights shall be the exclusive remedy of the holders of FundPreferred shares upon any failure to pay dividends on the FundPreferred shares.

     For so long as any FundPreferred shares are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the FundPreferred shares as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) there is no event of default under any Borrowings that is continuing; (ii) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act FundPreferred Shares Asset Coverage (as defined below) (see "-- Asset Maintenance"); (iii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings; (iv) full cumulative dividends on the FundPreferred shares due on or prior to the date of the transaction have been declared and paid; (v) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in the Statement (see
"-- Redemption"); and (vi) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

REDEMPTION

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem FundPreferred shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available thereof, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. FundPreferred shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available thereof, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of FundPreferred shares by reason of the redemption of FundPreferred shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount.

     The Fund also reserves the right to repurchase FundPreferred shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the FundPreferred shares, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. See "-- Asset Maintenance." The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having sufficient Eligible Assets to restore the FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all FundPreferred shares then outstanding will be redeemed), and (ii) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefore on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

     The Fund is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of FundPreferred shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those FundPreferred shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of FundPreferred shares and the Paying

Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each holder of FundPreferred shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of shares of FundPreferred shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the FundPreferred shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If fewer than all of the shares of a series of FundPreferred shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of FundPreferred shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the FundPreferred shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares should cease to accumulate and such shares should be no longer deemed to be Outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of such shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying

Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which holders of FundPreferred shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of FundPreferred shares called for redemption may look only to the Fund for payment.

     So long as any FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no FundPreferred shares may be redeemed unless all dividends in arrears on the outstanding FundPreferred shares, and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all FundPreferred shares and all shares ranking in a parity with the FundPreferred shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the Outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding FundPreferred shares.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any shares of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the FundPreferred shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a rating agency, at least equal to the aggregate liquidation preference of the FundPreferred shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for FundPreferred shares of at least 200%.

     FundPreferred Shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of FundPreferred shares is Outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount, which is calculated separately for Moody's (if Moody's is then rating the FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating the FundPreferred shares and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of FundPreferred shares. See "-- Redemption -- Mandatory Redemption."

     The "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to:

          (i) (A) the sum of the products resulting from multiplying the number of Outstanding FundPreferred shares on such date by the liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding FundPreferred shares that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the FundPreferred shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D): less

          (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (i)(B) through
     (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

     The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the Statement of Additional Information.

     The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the Market Value of the Fund's portfolio holdings for purposes of determining compliance with the FundPreferred Shares Basic Maintenance Amount are based on criteria established in connection with rating the FundPreferred shares. The Discount Factor relating to any asset of the Fund, the FundPreferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event that the Fund receives written confirmation from each rating agency which is then rating the FundPreferred shares and which so requires that any such changes would not impair its rating.

     A rating agency's guidelines will apply to FundPreferred shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating FundPreferred shares. The ratings assigned to FundPreferred shares are not recommendations to buy, sell or hold FundPreferred shares. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of FundPreferred shares should be evaluated independently of any other rating.

     1940 Act FundPreferred Shares Asset Coverage. The Fund is also required to maintain, with respect to FundPreferred shares, as of the last Business Day on any month in which any FundPreferred shares is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act FundPreferred Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act FundPreferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related

Asset Coverage Cure Date, the Fund will be required to redeem certain shares of FundPreferred shares. See "-- Redemption -- Mandatory Redemption."

     The Fund estimates that based on the composition of its portfolio as of
          , 2003, and including the issuance of           Common Shares on
          , 2003, less the offering costs related thereto, and the issuance of all FundPreferred shares offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at
$          , the

         Value of Fund assets less liabilities not
               representing senior securities                         $
------------------------------------------------------------   =    --------------   =       %
      Senior securities representing indebtedness plus                $
            aggregate liquidation preference of
                    FundPreferred shares

     Notices. After the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the FundPreferred shares (i) a certificate with respect to the calculation of the FundPreferred Shares Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act FundPreferred Shares Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter proposed by the Fund's independent accountants regarding the accuracy of such calculations. See "Description of FundPreferred Shares -- Notices" in the Statement of Additional Information.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then outstanding and any other shares ranking on a parity with the FundPreferred shares then outstanding, in preference to the holders of Common Shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation preference in the amount equal to $25,000 per share of the FundPreferred shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of FundPreferred shares will not be entitled to any premium to which such holder would be entitled to receive upon redemption of such FundPreferred shares. After payment of the full amount of such liquidation distribution, the owners of the FundPreferred shares will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

     A consolidation or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated in the Statement and except as otherwise required by applicable law, holders of FundPreferred shares have one vote per share and vote together with holders of shares of Common Shares as a single class. Under applicable rules of the Exchange, the Fund is currently required to hold annual meetings of shareholders.

     In connection with the election of the Board of Trustees, the holders of outstanding Preferred Shares, including each Series of the FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding Common Shares and Preferred Shares, including each Series of the FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the Preferred Shares, including FundPreferred shares, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including the FundPreferred shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of Preferred Shares, including the FundPreferred shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including the FundPreferred shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of Preferred Shares, including the FundPreferred shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of Preferred Shares, including the FundPreferred shares, have the right to elect in any event), will terminate automatically. Any shares of FundPreferred shares issued after the date hereof shall vote with the FundPreferred shares as a single class on the matters described above, and the issuance of any other FundPreferred shares by the Fund may reduce the voting power of the FundPreferred shares.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, including each Series of the FundPreferred shares, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of Preferred Shares;
(iii) create, authorize or issue shares of any class of shares ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the Preferred Shares (except that the Board of Trustees, without the vote or consent of the holders of Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue shares or series of Preferred Shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

     In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including any Series of FundPreferred shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The foregoing voting provisions will not apply with respect to the FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions set forth in the Statement or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth in the Statement in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to FundPreferred shares and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of FundPreferred shares or the holders thereof, provided the Board of Trustees receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

     Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

     Unless otherwise required by law, holders of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

                                  THE AUCTION

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares.

     The Auction Agent after each Auction for FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for series of FundPreferred shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of FundPreferred shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Dividend Period of more than 28 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the FundPreferred shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional FundPreferred shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a series of FundPreferred shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of FundPreferred shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of FundPreferred shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for a series of FundPreferred shares exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of FundPreferred shares do not exist, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefore. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of FundPreferred shares, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of FundPreferred shares that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

SECONDARY MARKET TRADING AND TRANSFER OF FUNDPREFERRED SHARES

     The Broker-Dealers may maintain a secondary trading market of FundPreferred shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of FundPreferred shares will provide owners with liquidity of investment. FundPreferred shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefore, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of FundPreferred shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of FundPreferred shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                           DESCRIPTION OF BORROWINGS

     The Declaration of Trust authorizes the Fund, without prior approval of holders of Common and Preferred Shares, including FundPreferred shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings will rank senior to the FundPreferred shares.

     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the FundPreferred shares shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to FundPreferred shares shareholders in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          DESCRIPTION OF COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when FundPreferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions.

     The Common Shares are listed on the Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

     Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                           FEDERAL INCOME TAX MATTERS

     The following is intended to be a general summary of certain federal income tax consequences of investing in FundPreferred shares. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October,

November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the Dividends Received Deduction, would be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders' hands. In such event, however, noncorporate shareholders generally would be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008.

     The Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

     Under present law, the Fund is of the opinion that FundPreferred shares will constitute stock of the Fund, and thus distributions with respect to FundPreferred shares (other than as described below and other than distributions in redemption of FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but generally will not qualify for the Dividends Received Deduction available to corporations under Section 243 of the Code or the reduced rates of federal income taxation for "qualified dividend income" currently available to noncorporate shareholders under Section 1(h)(11) of the Code. Dividends designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate dividends made with respect to FundPreferred shares as capital gain dividends in proportion to the FundPreferred shares' share of total dividends paid by the Fund during the year.

SALE OF SHARES

     The sale of FundPreferred shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of FundPreferred shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such FundPreferred shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

OTHER TAXATION

     Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

     Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in FundPreferred shares.

               CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, DIVIDEND
                     DISBURSING AGENT AND REDEMPTION AGENT

     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                                  UNDERWRITING

     Citigroup Global Markets Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of FundPreferred shares set forth opposite the name of such underwriter.

                                                                    NUMBER OF SHARES
                                                  -----------------------------------------------------
UNDERWRITERS                                       SERIES     SERIES     SERIES     SERIES      SERIES
------------                                      --------   --------   --------   ---------   --------
Citigroup Global Markets Inc. ..................
Nuveen Investments, LLC.........................
                                                   -----      -----      -----       -----      -----
          Total.................................

     The underwriting agreement provides that the obligations of the several underwriters to purchase the shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the FundPreferred shares if they purchase any of the shares.

     The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a
concession not in excess of $     per share. The sales load the Fund will pay of
$   per share is equal to    % of the initial offering price. One half of the
sales load from this offering will be paid to certain underwriters based on their participation in the offering of the Fund's Common Shares. The underwriters may allow, and such dealers may reallow, a concession not in excess
of $     per share on sales to certain other dealers. If all of the
FundPreferred shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any FundPreferred shares purchased on or before
          , 2003.

     The Fund and the Advisers have each agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc. on behalf of the Underwriters, sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exchangeable for senior securities or grant any options or warrants to purchase senior securities of the Fund other than FundPreferred shares.

     The Fund anticipates that from time to time certain of the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the underwriters, is an affiliate of NIAC.

     The Fund, NIAC, Spectrum and Froley, Revy have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York, 10013.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the FundPreferred shares offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Vedder, Price, Kaufman & Kammholz and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

     This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and FundPreferred shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives.......................................        S-1
Investment Restrictions.....................................        S-1
Investment Policies and Techniques..........................        S-3
Other Investment Policies and Techniques....................       S-12
Management of the Fund......................................       S-28
Investment Advisers.........................................       S-33
Portfolio Transactions and Brokerage........................       S-37
Net Asset Value.............................................       S-39
Description of FundPreferred Shares.........................       S-40
Additional Information Concerning the Auctions for
  FundPreferred Shares......................................       S-42
Certain Provisions in the Declaration of Trust..............       S-43
Repurchase of Fund Shares; Conversion to Open-End Fund......       S-44
Federal Income Tax Matters..................................       S-46
Experts.....................................................       S-51
Custodian, Transfer Agent, Auction Agent, Dividend
  Disbursing Agent and Redemption Agent.....................       S-51
Additional Information......................................       S-51
Report of Independent Auditors..............................        F-1
Financial Statements........................................        F-2
Statement Establishing and Fixing the Rights and Preferences
  of FundPreferred Shares (Appendix A)......................        A-1
Ratings of Investments (Appendix B).........................        B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             $

                        NUVEEN PREFERRED AND CONVERTIBLE
                                 INCOME FUND 2

                            FUNDPREFERRED(TM) SHARES

                                    SHARES, SERIES
                                    SHARES, SERIES
                                    SHARES, SERIES
                                    SHARES, SERIES
                                    SHARES, SERIES

                               -----------------

                                   PROSPECTUS

                                        , 2003

                               -----------------

                                   CITIGROUP
                            NUVEEN INVESTMENTS, LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED _________, 2003

                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2

                       STATEMENT OF ADDITIONAL INFORMATION

         Nuveen Preferred and Convertible Income Fund 2 (the "Fund") is a recently organized, diversified, closed-end management investment company.

         This Statement of Additional Information relating to this offering does not constitute a Prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated ______, 2003, (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing FundPreferred shares in this offering. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

Investment Objectives..........................................................................................S-1
Investment Restrictions........................................................................................S-1
Investment Policies and Techniques.............................................................................S-3
Other Investment Policies and Techniques......................................................................S-12
Management of the Fund........................................................................................S-28
Investment Advisers...........................................................................................S-33
Portfolio Transactions and Brokerage..........................................................................S-37
Net Asset Value...............................................................................................S-39
Description of FundPreferred Shares...........................................................................S-40
Additional Information Concerning the Auctions for FundPreferred Shares.......................................S-42
Certain Provisions in the Declaration of Trust................................................................S-43
Repurchase of Fund Shares; Conversion to Open-End Fund........................................................S-44
Federal Income Tax Matters....................................................................................S-46
Experts  .....................................................................................................S-51
Custodian, Transfer Agent, Auction Agent, Dividend Disbursing Agent and Redemption Agent......................S-51
Additional Information........................................................................................S-51
Report of Independent Auditors................................................................................F-1
Financial Statements..........................................................................................F-2
Statement Establishing and Fixing the Rights and Preferences of
         FundPreferred Shares (Appendix A).....................................................................A-1
Ratings of Investments (Appendix B)............................................................................B-1

         This Statement of Additional Information is dated ______, 2003.

                             INVESTMENT OBJECTIVES

         The Fund's primary objective is high current income. The Fund's secondary objective is total return. There can be no assurance that the Fund's investment objectives will be achieved.

         The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred Shares -- Voting Rights" in the Fund's Prospectus and "Description of FundPreferred Shares -- Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

                            INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

                  (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

                  (2) Borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating corporate loans;

                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation the term "issuer" shall not include a lender selling a participant to the Fund together with any other person interpositioned between such lender and Fund with respect to a participation;

                  (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein, and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

                  (7) Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

                  (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer and, provided further that for purposes of this restriction, the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund, together with any other persons interpositioned between such lender and the Fund with respect to a participation.

         For purposes of the foregoing and "Description of FundPreferred Shares -- Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, an issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

                  (3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

         The Fund's primary investment objective is high current income. The Fund's secondary objective is total return. There can be no assurance that the Fund's investment objectives will be achieved.

         Under normal circumstances, the Fund:

         o will invest at least 80% of its Managed Assets in preferred securities, convertible securities and related instruments. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not be eligible for the dividends received deduction; and

         o may invest up to 20% of its Managed Assets in other securities, including debt instruments and common stocks acquired upon conversion of a convertible security (such common stocks not normally to exceed 5% of the Fund's Managed Assets).

         NIAC will be responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments. The Fund's assets allocated to preferred securities will be managed by Spectrum. The Fund's assets allocated to convertible securities will be managed by Froley, Revy. The Fund's assets allocated to other debt instruments will be managed by NIAC. Initially, NIAC will allocate approximately 60%, 30% and 10% of the Fund's Managed Assets to preferred securities, convertible securities and other debt instruments, respectively. Thereafter, the portion of the Fund's Managed Assets invested in preferred securities, convertible securities and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its Managed Assets in preferred securities and at least 20% of its Managed Assets in convertible securities (so long as the combined total equals at least 80% of the Fund's Managed Assets). Convertible preferred securities will be regarded as convertible securities for purposes of these limits. In making allocation decisions, NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

         The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are investment grade quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one of the NRSROs within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or (ii) unrated but judged to be of comparable quality by the Adviser responsible for the investment. Split-rated securities are considered to be investment grade quality securities, except that to the extent the Fund owns split rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality. Initially, the Fund intends to invest approximately 75% of its Managed Assets in investment grade quality securities. The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment.

         The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to this 10% limitation to the extent they are deemed to be illiquid. Initially, the Fund does not intend to invest more than 5% of its Managed Assets in illiquid securities. In addition, the Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above.

INVESTMENT PHILOSOPHY AND PROCESS

         NUVEEN INSTITUTIONAL ADVISORY CORP. (NIAC)

         Asset Allocation Philosophy. NIAC is responsible for the overall strategy and asset allocation decisions among the three primary asset classes in which the Fund invests - preferred securities, convertible securities and other debt instruments. The goal of the allocation decision is to effectively capture the diversification benefits provided by the low-correlation across these asset classes and provide the potential for high income generation, an opportunity to participate in rising equity markets and some protection against risks associated with rising interest rates. NIAC believes that the opportunity will exist from time to time to potentially enhance the Fund's total return by over-weighting or under-weighting these asset classes as the relative attractiveness of the asset classes changes.

         Asset Allocation Process. In determining the Fund's asset allocation, NIAC will periodically consult with the Fund's Subadvisers and other investment manager affiliates of NIAC. NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

         Investment Philosophy. NIAC is responsible for managing the other debt instruments in which the Fund may invest. NIAC believes that managing risk, particularly in a volatile asset class such as high yield debt, is of paramount importance. NIAC believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, NIAC focuses on liquid securities to ensure that exit strategies remain viable throughout market cycles.

         Investment Process. NIAC begins with a quantitative screening of the universe to identify investment candidates with favorable capital structures, factor valuation and other equity market indicators. NIAC screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous fundamental analysis to ensure sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factor and monitoring systems to ensure proper diversification.

         SPECTRUM ASSET MANAGEMENT, INC. (SPECTRUM)

         Investment Philosophy. Spectrum's investment philosophy with respect to preferred securities is centered on several underlying themes:

         o High levels of current income are the primary return contributor to the total return potential of preferred securities.

         o Investing in the subordinated preferred securities of stronger, highly-rated issuers is potentially more advantageous than owing the senior debt of weaker, potentially deteriorating issuers.

         o Investment grade quality preferred securities, over time, present a very attractive risk/return opportunity.

         o Diversifying across a large number of different industries and issuers helps insulate an overall portfolio of preferred securities from events that affect any particular company or sector.

         o Inefficiencies in the preferred securities market, particularly in the pricing and trading of securities, can create opportunities to enhance portfolio value.

         Investment Process. Spectrum's investment process begins with macroeconomic and fundamental credit analysis to identify sectors, industries and companies that are potential investments. In its fundamental analysis, Spectrum employs a value-oriented style that considers the relative attractiveness of the security to other preferred securities and to the same issuer's senior debt. In addition, Spectrum evaluates the structural features of each security as well as its liquidity. In its investment decision, Spectrum also considers the contribution of sectors and individual securities to the overall goal of achieving a well-diversified portfolio.

         FROLEY, REVY INVESTMENT CO., INC. (FROLEY, REVY)

         Investment Philosophy. Froley, Revy's investment philosophy with respect to convertible securities is centered on the belief that convertible securities are a total return vehicle that afford the opportunity to earn equity-like returns with substantially reduced risk relative to equities, while providing some current income. The firm believes that focusing on the mid-market sector of the convertibles market while investing opportunistically in the bond-like and equity-like areas of the convertible securities market may enhance total return potential. In addition, the firm believes that because of the hybrid nature of the asset class, research that emphasizes both fundamental credit analysis and equity valuation analysis can help identify investment opportunities with the greatest potential for enhancing a portfolio's overall total return.

         Investment Process. Froley, Revy's investment process begins with screening the universe of convertible securities on certain valuation and structural parameters, including price, yield, premium, calls, equity sensitivity and other factors. On this pool of potential investments, Froley, Revy then conducts credit (bond) analysis and valuation (equity) analysis to identify what it believes to be the most attractive candidates within the universe. Additional inputs into the sector and security selection decision are top down, macroeconomic analysis of economic, interest rate and other trends and the analysis of the structural characteristics of the individual securities.

         Froley, Revy monitors all securities and sectors on an on-going basis to identify those that fall outside the intended investment range. Positions in securities that have increased in value and equity sensitivity may be reduced to normal position weights or sold entirely based on the fundamental outlook for the underlying equity. In addition, Froley, Revy considers significant declines from the purchase prices of securities in determining whether to purchase or sell a particular security.

PORTFOLIO COMPOSITION

         Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities, convertible securities and related instruments. The Fund will notify shareholders at least 60 days prior to any change in the 80% policy.

         Preferred Securities. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not qualify under federal income tax law for the corporate dividends received deduction (the "Dividends Received Deduction") available to corporate shareholders or for treatment as "qualified dividend income" to noncorporate shareholders of the Fund. Preferred securities generally pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

         Preferred stockholders usually have no right to vote for corporate directors or on other matters.

         Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, income tax rates applicable to dividend income, and in the Dividends Received Deduction.

         Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

         The Fund intends that all of the preferred securities in which it will invest will be investment grade quality at the time of investment. The average call protection of the Fund's portfolio allocated to preferred securities is expected to be approximately three to four years.

         Taxable preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

         Additional Information on Taxable Preferred Securities. See "The Fund's Investments -- Portfolio Composition -- Taxable Preferred Securities" in the Fund's Prospectus for a general description of taxable preferred securities.

         Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities also may be issued in zero coupon form with an original issue discount. See "Other Investment Policies and Techniques-Zero Coupon and Payment-In-Kind Securities." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

         Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

         A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "-- High Yield Securities" below.

         Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

         Synthetic Convertible Securities. Although the Fund does not currently intend to invest in synthetic convertible securities, the Fund may invest up to 10% of its Managed Assets in such securities. Synthetic convertible securities possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component") and the right to acquire an equity security ("convertible component"). If the Fund invests in synthetic convertible securities, it is expected that the Fund will invest in such synthetic convertible securities that are created by third parties, typically investment banks or other financial institutions. Synthetic convertible securities created by third parties typically trade as a single security with a unitary value, similar to a true convertible security. The Fund may also invest in synthetic convertible securities by acquiring separate securities, one possessing a fixed-income component and the other possessing an equity component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, debentures, notes, preferred stocks and money market instruments. The equity component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a common stock index. Unlike a true convertible security or a synthetic convertible security created by third parties, each of which is a single security having a unitary market value, a synthetic convertible security that is comprised of two or more separate securities will have a "market value" that is the sum of the values of its fixed-income component and its equity component. For this reason, the value of a synthetic convertible security that is comprised of separate securities may respond differently to market fluctuations than would a true convertible security or synthetic convertible security created by a third party. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security.

Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when an Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

         A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument. Convertible structured notes are fixed-income debentures linked to equity, which have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment. The Fund's holdings of synthetic convertible securities, including those created by third parties, are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its Managed Assets in preferred securities and convertible securities.

WARRANTS TO PURCHASE SECURITIES

         The Fund may invest in warrants to purchase debt securities or equity securities in connection with its investments in synthetic convertible securities. A warrant to purchase equity securities is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. Such a warrant may have a life ranging from less than a year to twenty years or longer, but the warrant becomes worthless unless it is exercised or sole before expiration. In addition, if the market price of the common stock does not exceed an equity security warrant's exercise price during the life of the warrant, the warrant will expire worthless. Equity security warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

         Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

OPTIONS ON SECURITIES AND INDEXES

         In connection with its investments in synthetic convertible securities, the Fund may purchase call options on common stocks and call options on common stock indexes. The Fund may purchase call options on common stocks or common stock indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market.

         A call option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option (or the cash value of the common stock index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund may sell call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call option which is sold. The principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a call option purchased by the Fund is an asset of the Fund. The value of an option purchased is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

         Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. Upon an Adviser's recommendation and for temporary defensive purposes or to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade fixed-income securities. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. An Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

NON-U.S. SECURITIES

         The Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers, and does not currently intend to invest in the non-U.S. dollar denominated securities described above. For this purpose, securities of non-U.S. issuers include American Depository Receipts (ADRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile meaning that in a changing market, an Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region. Although an Adviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

         Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of non-U.S. bank deposits or other assets, establishment of exchange controls, the adoption of non-U.S. government restrictions, or other adverse political, social or diplomatic developments that could affect investment in non-U.S. issuers.

         Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

BONDS

         The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities, as well as governments and other issuers to borrow money from investors. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest up to 35% of its Managed Assets in securities of foreign issuers, including corporate debt securities of foreign issuers in accordance with the Fund's investment objective and policies as described in the Prospectus. See "Non-U.S. Securities" above.

         The Fund may also invest in corporate bonds that are generally used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The Fund may also invest in corporate bonds that are below investment grade quality. See "--High Yield Securities" below.

         The Fund's investments in bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.

STRUCTURED NOTES

         The Fund may use "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         An Adviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, NIAC believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by an Adviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if an Adviser uses structured notes to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

NO FLOATING RATE SECURITIES

         The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

HIGH YIELD SECURITIES

         Non-investment grade quality securities are sometimes referred to as "high yield" securities or "junk bonds." See also "--Split-Rated Securities."

         Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Each Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on an Adviser's research and analysis when investing in high yield securities. Each Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of the ratings of securities by Moody's and S&P is set forth in Appendix B to this Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisers do not rely solely on credit ratings when selecting securities for the Fund, and develop their own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or an Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, an Adviser may consider such factors as an Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

COMMON STOCK

         The Fund does not intend to purchase common stock as part of its investment strategy. The Fund will have exposure to common stock risks by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may hold common stocks in its portfolio upon conversion of a convertible security, such holdings not normally to exceed 5% of the Fund's Managed Assets. In addition, in keeping with the income focus of the Fund, the Fund expects to sell any common stock holdings as soon as practicable after conversion of a convertible security. Common stock generally represents an ownership interest in an issuer. Although common stocks historically have generated higher average returns than debt securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund or to which it has exposure. Also, prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

SPLIT-RATED SECURITIES

         Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (i.e., investment grade quality). This means that a split-rated security may be regarded by one NRSRO (but by definition not by all NRSROs or by an Adviser) as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all NRSROs, may be more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than securities without a split-rating.

CORPORATE LOANS

         The Fund may invest up to 20% of its Managed Assets in other debt instruments including corporate loans. Corporate loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 10% of the Fund's Managed Assets in illiquid securities, to the extent such corporate loans are deemed to be illiquid.

         Corporate loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a corporate loan results in a reduction in income to the Fund, a reduction in the value of the corporate loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of corporate loans and in the Fund's net asset value.

         The Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including corporate loans of borrowers that have filed for bankruptcy protection. Borrowers may have corporate loans or other outstanding debt obligations that are rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as junk bonds.

         Corporate loans may not be rated at the time that the Fund purchases them. If a corporate loan is rated at the time of purchase, the Adviser responsible for the investment may consider the rating when evaluating the corporate loan but the Adviser responsible for the investment may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on an Adviser's credit analysis abilities. Because of the protective terms of most corporate loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted corporate loan than would be the case for most other types of defaulted debt securities. The values of corporate loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the assessment of the Adviser responsible for the investment of the likelihood that the Fund ultimately will receive repayment of the principal amount of such corporate loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

         In the case of collateralized corporate loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a corporate loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the corporate loan. To the extent that a corporate loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized corporate loans involve a greater risk of loss. Some corporate loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such corporate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of corporate loans, such as the Fund, including, under certain circumstances, invalidating such corporate loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

         Information about most corporate loans is less readily available and reliable than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. The Adviser responsible for the investment may rely exclusively or primarily on its own evaluation of borrower credit quality in selecting corporate loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser responsible for the investment.

         No active trading market currently exists for many corporate loans. Corporate loans are thus relatively illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of corporate loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. However, many corporate loans are of a large principal amount and are held by a large number of financial institutions. It is possible that this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing corporate loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain corporate loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for corporate loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

         If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of corporate loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of corporate loans that are considered highly leveraged transactions or subject such corporate loans to increased regulatory scrutiny, financial institutions may determine to sell such corporate loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a corporate loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the corporate loan may be adversely affected.

         Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders. Such court action could under certain circumstances include invalidation of corporate loans. Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying in the corporate loan.

         The Fund may purchase participations in corporate loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a corporate loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the corporate loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Federal Income Tax Matters" for information relating to the allocation of taxable income between Common Shares and FundPreferred shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of an Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser responsible for the investment will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Spectrum will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS AND PAYMENT-IN-KIND SECURITIES

         Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

         The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of preferred securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 75%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 75% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

HEDGING TRANSACTIONS

         As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange risk. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include
(i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments, and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described in this paragraph solely for purposes of hedging the Fund's portfolio risks.

         There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risk Factors -- General Risks of Investing in the Fund-- Hedging Risks" in the Fund's prospectus.

         Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

         The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

         Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

         When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable an Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of the Fund's portfolio allocated to that Adviser.

         Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

         Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for "bona fide hedging" purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 0.5% of the Fund's Managed Assets, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Federal Income Tax Matters."

         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Spectrum's judgment in this respect will be correct.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

         Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box."

         In a short sale against the box, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the short sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions. See "Federal Income Tax Matters."

         Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         Credit Derivative Instruments. The Fund may purchase credit derivative instruments for purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a default contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

         Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

INTEREST RATE TRANSACTIONS

         In connection with the Fund's likely use of leverage through its sale of FundPreferred shares or Borrowings, the Fund, if market conditions are deemed favorable, likely will enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to redeem some or all of the Preferred Shares, including FundPreferred shares, or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at 13. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, Spectrum or Froley, Revy or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                            POSITIONS AND          PRINCIPAL OCCUPATIONS,           NUMBER OF
                                          OFFICES WITH THE                INCLUDING                 PORTFOLIOS
                                            FUND AND YEAR            OTHER DIRECTORSHIPS          IN FUND COMPLEX
                                          FIRST ELECTED OR              HELD, DURING                OVERSEEN BY
   NAME AND ADDRESS         BIRTHDATE        APPOINTED                PAST FIVE YEARS                TRUSTEE
   ----------------         ---------  ----------------------   -----------------------------     ---------------
TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE FUND:

Timothy R. Schwertfeger*    03/28/49   Chairman of the Board    Chairman and Director (since           142
333 West Wacker Drive                  and Trustee, 2003        1996) of Nuveen Investments,
Chicago, IL 60606                                               Inc., Nuveen Investments,
                                                                LLC, Nuveen Advisory Corp.
                                                                and Nuveen Institutional
                                                                Advisory Corp.; Chairman and
                                                                Director (since; 1997) of
                                                                Nuveen Asset Management,
                                                                Inc.; Director (since 1996)
                                                                of Institutional Capital
                                                                Corporation; Chairman and
                                                                Director (since 1999) of
                                                                Rittenhouse Asset Management,
                                                                Inc.; Chairman (since 2002)
                                                                of Nuveen Investments
                                                                Advisers Inc.


----------

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NIAC.

                                            POSITIONS AND          PRINCIPAL OCCUPATIONS,           NUMBER OF
                                          OFFICES WITH THE                INCLUDING                 PORTFOLIOS
                                            FUND AND YEAR            OTHER DIRECTORSHIPS          IN FUND COMPLEX
                                          FIRST ELECTED OR              HELD, DURING                OVERSEEN BY
   NAME AND ADDRESS         BIRTHDATE        APPOINTED                PAST FIVE YEARS                TRUSTEE
   ----------------         ---------  ----------------------   -----------------------------     ---------------
TRUSTEES WHO ARE NOT "INTERESTED" PERSONS OF THE FUND:

William E. Bennett          10/16/46   Trustee, 2003            Private Investor;                       20
333 West Wacker Drive                                           previously, President and
Chicago, IL 60606                                               Chief Executive Officer,
                                                                Draper & Kramer, Inc., a
                                                                private company that handles
                                                                mortgage banking, real
                                                                estate development, pension
                                                                advisory and real estate
                                                                management (1995-1998).


Robert P. Bremner            8/22/40   Trustee, 2003            Private Investor and                   122
333 West Wacker Drive                                           Management Consultant.
Chicago, IL 60606


Lawrence H. Brown            7/29/34   Trustee, 2003            Retired (since 1989) as                122
333 West Wacker Drive                                           Senior Vice President of
Chicago, IL 60606                                               The Northern Trust
                                                                Company; Director of
                                                                the United Way of
                                                                Highland Park-
                                                                Highwood (since 2002).


Jack B. Evans               10/22/48   Trustee, 2003            President, The Hall-Perrine             20
333 West Wacker Drive                                           Foundation, a private
Chicago, IL 60606                                               philanthropic corporation
                                                                (since 1996); Director,
                                                                Alliant Energy; Director and
                                                                Vice Chairman, United Fire &
                                                                Casualty Company; Director,
                                                                Federal Reserve Bank of
                                                                Chicago; formerly, President
                                                                and Chief Operating Officer,
                                                                SCI Financial Group, Inc., a
                                                                regional financial services
                                                                firm.


Anne E. Impellizzeri        1/26/33    Trustee, 2003            Retired, formerly Executive             122
333 West Wacker Drive                                           Director (1998-2001) of
Chicago, IL 60606                                               Manitoga (Center for Russel
                                                                Wright's Design with Nature);
                                                                formerly, President and
                                                                Executive Officer of Blanton-
                                                                Peale Institutes Chief of
                                                                Religion and Health (since
                                                                1990); prior thereto, Vice
                                                                President, Metropolitan Life
                                                                Insurance Co.

William L. Kissick          7/29/32    Trustee, 2003            Professor Emeritus, School              20
333 West Wacker Drive                                           of Medicine and the Wharton
Chicago, IL 60606                                               School of Management and
                                                                former Chairman, Leonard
                                                                Davis Institute of Health
                                                                Economics, University of
                                                                Pennsylvania; Adjunct
                                                                Professor, Health Policy and
                                                                Management, Yale University.

Thomas E. Leafstrand        11/11/31   Trustee, 2003            Retired; previously, Vice               20
333 West Wacker Drive                                           President in charge of
Chicago, IL 60606                                               Municipal Underwriting and
                                                                Dealer Sales at The Northern
                                                                Trust Company.




Peter R. Sawers               4/3/33    Trustee, 2003           Adjunct Professor of Business          122
333 West Wacker Drive                                           and Economics, University of
Chicago, IL 60606                                               Dubuque, Iowa; formerly
                                                                (1991-2000), Adjunct
                                                                Professor, Lake Forest
                                                                Graduate School of
                                                                Management, Lake Forest,
                                                                Illinois; prior thereto,
                                                                Executive Director, Towers
                                                                Perrin Australia, a management
                                                                consulting firm; Chartered
                                                                Financial Analyst; Certified
                                                                Public Accountant.

William J. Schneider        9/24/44    Trustee, 2003            Senior Partner and Chief               122
333 West Wacker Drive                                           Operating Officer, Miller-
Chicago, IL 60606                                               Valentine Group; Vice
                                                                President, Miller-Valentine
                                                                Realty, a development and
                                                                contract company; Chair,
                                                                Miami Valley Economic
                                                                Development Coalition;
                                                                formerly, Member, Community
                                                                Advisory Board, National City
                                                                Bank, Dayton, Ohio and
                                                                Business Advisory Council,
                                                                Cleveland Federal Reserve
                                                                Bank.

Judith M. Stockdale        12/29/47    Trustee, 2003            Executive Director, Gaylord           122
333 West Wacker Drive                                           and Dorothy Donnelly
Chicago, IL 60606                                               Foundation (since 1994); prior
                                                                thereto, Executive Director,
                                                                Great Lakes Protection Fund
                                                                (from 1990 to 1994).

Sheila W. Wellington        2/24/32    Trustee, 2003            President (since 1993) of               20
333 West Wacker Drive                                           Catalyst (a not-for-profit
Chicago, IL 60606                                               organization focusing on
                                                                women's leadership
                                                                development in business and
                                                                the professions).


                                            POSITIONS AND          PRINCIPAL OCCUPATIONS,           NUMBER OF
                                          OFFICES WITH THE                INCLUDING                 PORTFOLIOS
                                            FUND AND YEAR            OTHER DIRECTORSHIPS          IN FUND COMPLEX
                                          FIRST ELECTED OR              HELD, DURING                OVERSEEN BY
   NAME AND ADDRESS         BIRTHDATE        APPOINTED                PAST FIVE YEARS                 OFFICER
   ----------------         ---------  ----------------------   -----------------------------     ---------------

OFFICERS OF THE FUND:

Gifford R. Zimmerman         9/9/56     Chief Administrative    Managing Director (since               142
333 West Wacker Drive                   Officer, 2003           2002), Assistant Secretary
Chicago, IL 60606                                               and Associate General
                                                                Counsel, formerly, Vice
                                                                President and Assistant
                                                                General Counsel of Nuveen
                                                                Investments, LLC; Managing
                                                                Director (since 2002),
                                                                General Counsel and
                                                                Assistant Secretary,
                                                                formerly, Vice President of
                                                                Nuveen Advisory Corp. and
                                                                Nuveen Institutional
                                                                Advisory Corp.; Managing
                                                                Director (since 2002),
                                                                Assistant Secretary and
                                                                Associate General Counsel,
                                                                formerly, Vice President
                                                                (since 2000), of Nuveen
                                                                Asset Management, Inc. (since
                                                                1994); Assistant Secretary of Nuveen
                                                                Investments, Inc. (since 1994);
                                                                Assistant Secretary of NWO
                                                                investment Management Company,LLC
                                                                (since 2002); Vice President and
                                                                Assistant Secretary of Nuveen
                                                                Investments Advisers Inc. (since 2002);
                                                                Managing Director, Associate
                                                                General Counsel and Assistant
                                                                Secretary of Rittenhouse Asset
                                                                Management, Inc. (since May 2003);
                                                                Chartered Financial Analyst.

Michael T. Atkinson          2/3/66    Vice President and       Vice President (since                  142
333 West Wacker Drive                  Assistant Secretary,     January 2002), formerly
Chicago, IL 60606                      2003                     Assistant Vice President
                                                                (since 2000), previously,
                                                                Associate of Nuveen
                                                                Investments, LLC.

Peter H. D'Arrigo           11/28/67   Vice President and       Vice President of Nuveen               142
333 West Wacker Drive                  Treasurer, 2003          Investments, LLC
Chicago, IL 60606                                               (since 1999), prior thereto,
                                                                Assistant Vice President
                                                                (from 1997); Vice
                                                                President and Treasurer
                                                                (since 1999) of Nuveen
                                                                Investments, Inc.; Vice
                                                                President and Treasurer
                                                                (since 1999) of Nuveen
                                                                Advisory Corp. and Nuveen
                                                                Institutional Advisory
                                                                Corp.; Vice President and
                                                                Treasurer (since 2002) of
                                                                Nuveen Asset Management, Inc.
                                                                and of Nuveen Investments
                                                                Advisers Inc.; Assistant
                                                                Treasurer of NWO Investment
                                                                Management Company, LLC
                                                                (since 2002); Chartered
                                                                Financial Analyst.

Susan M. DeSanto             9/8/54    Vice President, 2003     Vice President of Nuveen               142
333 West Wacker Drive                                           Advisory Corp. (since 2001);
Chicago, IL 60606                                               previously, Vice President
                                                                of Van Kampen Investment
                                                                Advisory Corp. (since 1998);
                                                                prior thereto, Assistant
                                                                Vice President of Van Kampen
                                                                Investment Advisory Corp.
                                                                (since 1994).

Jessica R. Droeger          9/24/64    Vice President and       Vice President (since                  142
333 West Wacker Drive                  Secretary, 2003          2002) and Assistant
Chicago, IL 60606                                               General Counsel (since
                                                                1998); formerly, Assistant
                                                                Vice President (since 1998),
                                                                of Nuveen Investments, LLC;
                                                                Vice President (since
                                                                2002) and Assistant
                                                                Secretary (since 1998);
                                                                formerly Assistant Vice
                                                                President of Nuveen Advisory
                                                                Corp. and Nuveen
                                                                Institutional Advisory Corp.

Lorna C. Ferguson           10/24/45   Vice President, 2003     Vice President of Nuveen               142
333 West Wacker Drive                                           Investments, LLC; Vice
Chicago, IL 60606                                               President (since 1998) of
                                                                Nuveen Advisory Corp. and
                                                                Nuveen Institutional
                                                                Advisory Corp.

William M. Fitzgerald        3/2/64    Vice President, 2003     Managing Director (since               142
333 West Wacker Drive                                           2002) of Nuveen Investments,
Chicago, IL 60606                                               LLC; Managing Director
                                                                (since 2001), formerly, Vice
                                                                President of Nuveen Advisory
                                                                Corp. and Nuveen
                                                                Institutional Advisory Corp.
                                                                (since 1995); Managing Director
                                                                of Nuveen Asset Management, Inc.
                                                                (since 2001); Vice President
                                                                of Nuveen Investments Advisers Inc.
                                                                (since 2002); Chartered
                                                                Financial Analyst.

Stephen D. Foy              5/31/54    Vice President and       Vice President (since 1993) and        142
333 West Wacker Drive                  Controller, 2003         Funds Controller (since 1998) of
Chicago, IL 60606                                               Nuveen Investments, LLC; Vice
                                                                President and Funds Controller
                                                                (since 1998) of Nuveen Investments,
                                                                Inc.; Certified Public Accountant.


                                            POSITIONS AND          PRINCIPAL OCCUPATIONS,           NUMBER OF
                                          OFFICES WITH THE                INCLUDING                 PORTFOLIOS
                                            FUND AND YEAR            OTHER DIRECTORSHIPS          IN FUND COMPLEX
                                          FIRST ELECTED OR              HELD, DURING                OVERSEEN BY
   NAME AND ADDRESS         BIRTHDATE        APPOINTED                PAST FIVE YEARS                 OFFICER
   ----------------         ---------  ----------------------   -----------------------------     ---------------

David J. Lamb               3/22/63    Vice President, 2003     Vice President (since 2000)            142
333 West Wacker Drive                                           of Nuveen Investments, LLC,
Chicago, IL 60606                                               previously Assistant Vice
                                                                President (since 1999);
                                                                prior thereto, Associate of
                                                                Nuveen Investments, LLC;
                                                                Certified Public Accountant.

Tina M. Lazar               8/27/61    Vice President, 2003     Vice President (since 1999),           142
333 West Wacker Drive                                           previously Assistant Vice
Chicago, IL 60606                                               President (since 1993) of
                                                                Nuveen Investments, LLC.

Larry W.  Martin            7/27/51    Vice President and       Vice President, Assistant              142
333 West Wacker Drive                  Assistant Secretary,     Secretary and Assistant
Chicago, IL 60606                      2003                     General Counsel of Nuveen
                                                                Investments, LLC; Vice
                                                                President and Assistant
                                                                Secretary of Nuveen Advisory
                                                                Corp. and Nuveen
                                                                Institutional Advisory
                                                                Corp.; Assistant Secretary
                                                                of Nuveen Investments, Inc.
                                                                and (since 1997) of Nuveen
                                                                Asset Management, Inc.;
                                                                Vice President (since 2000),
                                                                Assistant Secretary and
                                                                Assistant General Counsel
                                                                (since 1998) of Rittenhouse
                                                                Asset Management, Inc.; Vice
                                                                President and Assistant
                                                                Secretary of Nuveen
                                                                Investments Advisers Inc.
                                                                (since 2002); Assistant
                                                                Secretary of NWO Investment
                                                                Management Company, LLC
                                                                (since 2002).



Edward F. Neild, IV          7/7/65    Vice President, 2003     Managing Director (since               142
333 W. Wacker Drive                                             2002) of Nuveen Investments,
Chicago, IL 60606                                               LLC; Managing Director
                                                                (since 1997), formerly Vice
                                                                President (since 1996) of
                                                                Nuveen Advisory Corp. and
                                                                Nuveen Institutional
                                                                Advisory Corp.; Managing
                                                                Director of Nuveen Asset
                                                                Management, Inc. (since 1999);
                                                                Chartered Financial Analyst.

         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation and risk committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Anne E. Impellizzeri and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee also serves as the pricing committee with respect to the FundPreferred Shares.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William E. Bennett, Robert P. Bremner, Lawrence W. Brown, Jack B. Evans, Thomas E. Leafstrand, William J. Schneider, Chair, and Peter R. Sawers.

         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities -- including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are James E. Bacon, William E. Bennett, Jack
B. Evans, Chair, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Thomas E. Leafstrand.

         The valuation committee oversees the Fund's pricing procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are William E. Bennett, Chair, Lawrence H. Brown, Thomas E. Leafstrand and Judith M. Stockdale.

         Trustees Bennett, Evans, Kissick, Leafstrand and Wellington are also trustees of 8 Nuveen open-end funds and 12 Nuveen closed-end funds managed by NIAC. Trustees Bremner, Brown, Impellizzeri, Sawers, Schneider and Stockdale are also directors or trustees, as the case may be, of 30 open-end and 92 closed-end funds managed by Nuveen Advisory Corp. Mr. Schwertfeger is also a director or trustee, as the case may be, of 38 Nuveen open-end funds and 104 closed-end funds managed by NIAC or Nuveen Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.

         Holders of FundPreferred shares, voting as a separate class, will elect two trustees at the next annual meeting of Common Shareholders and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of FundPreferred Shares -- Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2002:

                                                                            AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                                                         REGISTERED INVESTMENT COMPANIES
                                         DOLLAR RANGE OF EQUITY           OVERSEEN BY TRUSTEE IN FAMILY
         NAME OF TRUSTEE                 SECURITIES IN THE FUND              OF INVESTMENT COMPANIES
         ---------------                 ----------------------          -------------------------------
Timothy R. Schwertfeger........                    $0                             Over $100,000
William E. Bennett.............                    $0                           $50,001 - 100,000
Robert P. Bremner..............                    $0                           $10,001 - $50,000
Lawrence H. Brown..............                    $0                           $50,001 - $100,000
Jack B. Evans..................                    $0                             Over $100,000
Anne E. Impellizzeri...........                    $0                           $10,001 - $50,000
William L. Kissick.............                    $0                           $50,001 - $100,000
Thomas E. Leafstrand...........                    $0                             Over $100,000
Peter R. Sawers................                    $0                             Over $100,000
William S. Schneider...........                    $0                             Over $100,000
Judith M. Stockdale............                    $0                           $10,001 - $50,000
Sheila W. Wellington...........                    $0                             Over $100,000

         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NIAC, Nuveen, Spectrum, Froley, Revy, Citigroup Global Markets Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, Nuveen, Spectrum, Froley, Revy or Citigroup Global Markets Inc.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an

"interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                                         ESTIMATED              TOTAL
                                         AGGREGATE          COMPENSATION        AMOUNT OF TOTAL
                                       COMPENSATION         FROM FUND AND      COMPENSATION THAT
          NAME OF TRUSTEE               FROM FUND*         FUND COMPLEX**      HAS BEEN DEFERRED
          ---------------              ------------        --------------      -----------------
Timothy R. Schwertfeger.........        $      0            $        0            $        0
William E. Bennett..............             501                53,050                41,564
Robert P. Bremner...............             501                77,500                 8,780
Lawrence H. Brown...............             501                82,000                   --
Jack B. Evans...................             521                49,100                19,357
Anne E. Impellizzeri............             480                77,500                58,535
William L. Kissick..............             480                49,000                18,000
Thomas E. Leafstrand............             521                52,300                20,542
Peter R. Sawers.................             501                79,250                58,785
William S. Schneider............             516                77,500                58,535
Judith M. Stockdale.............             480                77,750                14,690
Sheila W. Wellington............             480                47,600                37,403

----------

* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 7/31/2004, representing the Fund's first full fiscal year, for services to the Fund.

** Based on the compensation paid to the trustees for the one year period ending 12/31/02 for services to the Nuveen open-end and closed-end funds advised by NIAC.

         The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

                              INVESTMENT ADVISERS

         NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, will be responsible for determining the Fund's overall investment strategy, including portfolio allocations, and the use of leverage, hedging and interest rate transactions. NIAC also is responsible for selection of the Fund's Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.

         NIAC serves as the investment adviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to other debt instruments.

         NIAC, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of exchange-traded funds as measured by number of funds (103) and fund assets under management (approximately $42 billion) as of April 30, 2003. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $83 billion in assets under management as of April 30, 2003. Nuveen Investments, Inc. is a publicly-traded company that is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

         Deepak Gulrajani, Gunther Stein and Lenny Mason are the portfolio managers for NIAC responsible for investing the Fund's assets allocated to other debt instruments. Mr. Gulrajani is a Managing Director of NIAC. He also is the Director, Fixed Income Strategies, and a Principal of Symphony Asset

Management, LLC ("Symphony"), a wholly owned subsidiary of Nuveen Investments, Inc. Mr. Stein is a Vice President of NIAC. He also has been lead portfolio manager for high yield strategies at Symphony since 1999. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a Vice President of NIAC. He also is a high yield portfolio manager at Symphony. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director in FleetBoston's Technology and Communications Group.

         Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities -- which include tax-free investing, separately-managed accounts and market neutral alternative investment portfolios -- under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on The New York Stock Exchange and trades under the symbol "JNC."

         Spectrum, 4 High Ridge Park, Stamford, Connecticut 06905, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to preferred securities. As one of the leading managers of preferred securities in the U.S., Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum also serves as a sub-adviser for a large offshore fund. Spectrum, a registered investment adviser, commenced operations in 1987 and had approximately $8 billion in assets under management as of April 30, 2003.

         Spectrum is an independently managed wholly owned subsidiary of Principal Global Investors, LLC, which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. Collectively, subsidiaries and affiliates of Principal Global Investors, LLC managed over $98 billion in combined assets worldwide as of April 30, 2003. As a subsidiary of Principal Global Investors, LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts.

         A team of Spectrum professionals led by Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV is responsible for investing the portion of the Fund's assets allocated to preferred securities.

         Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum. Mr. Lieb is responsible for business development of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a founder, director and partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and continual development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolio for institutional clients, general hedging strategies, and market strategies employed by the firm. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. Mr. Lieb has a B.A. in economics from Central Connecticut State College and an M.B.A. in finance from the University of Hartford.

         Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was employed by Goldman Sachs & Co. for nearly 18 years. A general partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. Mr. Sussman was a limited partner at Goldman Sachs from December 1994 through November 1996. He has a B.S. in industrial relations and an M.B.A. in finance from Cornell University.

         Mr. Jacoby is a Senior Vice President of Spectrum. He joined Spectrum in 1995 as a Portfolio Manager. Previously, Mr. Jacoby worked as a senior investment officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby has a B.S. in finance from Boston University.

         Froley, Revy, 10900 Wilshire Boulevard, Suite 900, Los Angeles, California 90024, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to convertible securities. Froley, Revy specializes in the management of convertible securities. Froley, Revy commenced operations in 1975 and had approximately $2.5 billion in assets under management as of April 30, 2003.

         Froley, Revy is an independently managed wholly owned subsidiary of First Republic Bank, which is a publicly-traded commercial bank and wealth management firm. Collectively, subsidiaries and affiliates of First Republic Bank, including Froley, Revy, managed approximately $7 billion in combined assets as of April 30, 2003.

         Andrea Revy O'Connell and Michael Revy are the portfolio managers at Froley, Revy responsible for investing the portion of the Fund's assets allocated to convertible securities. Ms. O'Connell is President and Chief Executive Officer of Froley, Revy and has been Managing Director and a Principal of Froley, Revy since 1994. Mr. Revy is a Senior Vice President, Senior Portfolio Manager and a Managing Director of Froley, Revy and is responsible for the development and co-management of Froley, Revy's convertible arbitrage product. Before joining Froley, Revy in 2002, Mr. Revy was a private banker at Weschler & Co., Inc. since 1998, and prior thereto worked for Lehman Brothers for six years in that firm's convertible bond group.

         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

    AVERAGE DAILY MANAGED ASSETS        MANAGEMENT FEE
    ----------------------------        --------------
Up to $500 million................          .9000%
$500 million to $1 billion........          .8750
$1 billion to $1.5 billion........          .8500
$1.5 billion to $2.0 billion......          .8250
Over $2.0 billion.................          .8000

         Pursuant to investment subadvisory agreements between NIAC and each of the Subadvisers, each Subadviser will receive from NIAC a management fee equal to 40% of the management fee payable by the Fund to NIAC (net of the reimbursements described below) with respect to the Subadviser's allocation of Managed Assets up to the first $500 million of the average daily Managed Assets of the Fund allocated to that Subadviser and 35% thereafter.

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                         PERCENTAGE                               PERCENTAGE
                         REIMBURSED                               REIMBURSED
   YEAR ENDING      (AS A PERCENTAGE OF      YEAR ENDING       (AS A PERCENTAGE
     JUNE 30          MANAGED ASSETS)          JUNE 30        OF MANAGED ASSETS)
   -----------      -------------------      -----------      ------------------
      2003(1)              .32%                 2008                 .32%
      2004                 .32                  2009                 .24
      2005                 .32                  2010                 .16
      2006                 .32                  2011                 .08
      2007                 .32

----------

(1)      From the commencement of operations.

         Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond June 30, 2011.

         Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreements (the "management agreements") will remain in effect until August 1, 2004. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. Each investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or the Subadviser party thereto upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, Spectrum, Froley, Revy and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

         In evaluating the investment management agreement between the Fund and NIAC, the independent trustees reviewed materials furnished by NIAC at the annual advisory contract renewal meeting held in May, 2003, including information regarding NIAC, its affiliates and its personnel, operations and financial condition. In evaluating the investment sub-advisory agreements, the independent trustees reviewed materials previously furnished by Spectrum in May, 2003, including information regarding Spectrum, its affiliates and its personnel, operations and financial condition. The independent trustees also reviewed materials furnished by Froley, Revy, including information regarding Froley, Revy, its affiliates and its personnel, operations and financial condition. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC, Spectrum and Froley, Revy, the proposed fees to be charged by NIAC, Spectrum and Froley, Revy for investment management services, the profitability to NIAC, Spectrum and Froley, Revy of their relationships with the Fund, fall-out benefits to NIAC, Spectrum and Froley, Revy from that relationship, economies of scale achieved by NIAC, Spectrum and Froley, Revy, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC, Spectrum and Froley, Revy and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant. The independent trustees, at various times, discussed with representatives of NIAC, Spectrum and Froley, Revy the Fund's operations and each of NIAC's, Spectrum's and Froley, Revy's ability to provide advisory and other services to the Fund.

         The Fund, NIAC, Nuveen, Spectrum, Froley, Revy, Citigroup Capital Markets Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen, Spectrum, and Froley, Revy can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, each Adviser, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund and the negotiation of brokerage commissions to be paid. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         NIAC

         NIAC, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

         With respect to interests in corporate loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which NIAC will negotiate on behalf of the Fund, although a more developed market may exist for certain corporate loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. NIAC will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in corporate loans until maturity or prepayment of the corporate loan, the illiquidity of many corporate loans may restrict the ability of NIAC to locate in a timely manner persons willing to purchase the Fund's interests in corporate loans at a fair price should the Fund desire to sell such interests. See "Risk Factors" in the Prospectus.

         The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and ask price. It is the policy of NIAC to seek the best execution under the circumstances of each trade. NIAC evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NIAC's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NIAC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NIAC's own research efforts, the receipt of research information is not expected to reduce significantly NIAC's expenses. While NIAC will be primarily responsible for the placement of the business of the Fund, the policies and practices of NIAC in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         NIAC may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, NIAC seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NIAC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

         SPECTRUM

         In selecting a broker to execute each particular transaction for which it is responsible, Spectrum will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of a Fund on a continuing basis.

         Spectrum may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NIAC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder.

         The cost of the brokerage commissions to the Fund in any transaction (other than those effected by Spectrum) may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Spectrum shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of having caused the Fund to pay a broker (other than Spectrum) that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Spectrum determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Spectrum's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Spectrum and is available for the benefit of other accounts advised by Spectrum and its affiliates, and not all of the information will be used in connection with the Fund. Although this information may be useful in varying degrees and may tend to reduce Spectrum's expenses, it is not possible to estimate its value and in the opinion of Spectrum it does not reduce expenses in a determinable amount. The extent to which Spectrum makes use of statistical, research and other services furnished by brokers is considered by Spectrum in the allocation of brokerage business but there is no formula by which such business is allocated. Spectrum does so in accordance with its judgment of the best interests of the Fund and its shareholders. Spectrum may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to them for which they would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, Spectrum may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

         Certain other clients of Spectrum may have investment objectives and policies similar to those of the Fund. Spectrum may, from time to time, make recommendations that result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Spectrum to allocate advisory recommendations and the placing of orders in a manner that each deems equitable to the accounts involved, including the Fund. When two or more of the clients of Spectrum (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

         FROLEY, REVY

         It is the policy of Froley, Revy to secure the execution of orders on its portfolio transactions in an effective manner at the most favorable available price. Pursuant to its agreement with the Fund, Froley, Revy determines, subject to the general supervision of the Board of Trustees and in accordance with the Fund's investment objectives, policies and restrictions, which securities are to be purchased and sold and which brokers are to be eligible to execute its portfolio transactions. It is not the policy of Froley, Revy to deal solely with one broker, but it is Froley, Revy's intention to place portfolio transactions with those brokers which provide the most favorable combination of price, execution and services to the Fund. Research services are a factor in selection of brokers, but payment in excess of brokerage commissions charged by other brokers is made in recognition of research services. The reasonableness of brokerage commissions is evaluated by comparison to fees charged by other brokers where the execution and services are comparable.

                                 NET ASSET VALUE

         The Fund will determine the net asset value of its Common Shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

         For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

         Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                       DESCRIPTION OF FUNDPREFERRED SHARES

         Notices. The Fund shall deliver to the Auction Agent and Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any other rating agency which is then rating FundPreferred shares and which so requires a certificate which sets forth a determination of certain items (a "FundPreferred Shares Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the FundPreferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares, including FundPreferred shares, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the FundPreferred Shares Basic Maintenance Amount. Such FundPreferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on or before the seventh Business Day following the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires a certificate with respect to the calculation of the 1940 Act FundPreferred Shares Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act FundPreferred Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act FundPreferred Shares Asset Coverage. Such 1940 Act FundPreferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the seventh Business Day following the Date of original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this
Section 12 may be combined into a single certificate.

         Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the FundPreferred Shares Basic Maintenance Certificate and the 1940 Act FundPreferred Shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a FundPreferred Shares Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any other Rating Agency which is then rating FundPreferred shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such FundPreferred Shares Basic maintenance certificate and in any other FundPreferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act FundPreferred Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act FundPreferred Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each FundPreferred Shares Basic Maintenance Certificate and 1940 Act FundPreferred Shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph
(d) or clause (ii)(B) of paragraph (e) of this Section 13, as the case may be, within ten days after the relevant Asset Coverage Cure Date.

         Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the FundPreferred Shares Basic Maintenance Amount on any prior Valuation Dates.

                        ADDITIONAL INFORMATION CONCERNING
                      THE AUCTIONS FOR FUNDPREFERRED SHARES

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of FundPreferred shares. One certificate for all of the shares of each series of FundPreferred shares will be registered in the name of Cede & Co., as nominee of the securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of FundPreferred shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for each series of FundPreferred shares. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of FundPreferred shares -- Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of each series of FundPreferred shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in FundPreferred shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of FundPreferred shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfer of FundPreferred shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for shares of FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the

Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's Preferred shares, including FundPreferred shares, are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares, including FundPreferred shares, dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risk Factors -- Concentration Risk" and "Risk Factors -- Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

         The following is intended to be a general summary of certain federal income tax consequences of investing in FundPreferred shares. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

         The Fund intends to qualify for, and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         As a regulated investment company, in any taxable year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its shareholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years) if any, that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum effective rate of 35%) on any undistributed net investment income and net capital gain. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax payable by the Fund. To prevent imposition of this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends which although generally eligible for the corporate Dividends Received Deduction will be taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated as long-term capital gain in the shareholders' hands. In such event, however, noncorporate shareholders of the Fund generally would be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008.

         If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the FundPreferred shares until the asset coverage is restored. See "Description of FundPreferred Shares -- Restrictions on Dividend, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income as is required in order to qualify for special tax treatment as a regulated investment company or cause the Fund to incur a tax liability, a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

         Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) FundPreferred shares in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem FundPreferred shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

         Use of the Fund's cash to repurchase or redeem FundPreferred shares may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of FundPreferred shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of FundPreferred shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

         Investments of the Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to certain securities issued, or treated as if issued, at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

         The Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

         The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

         Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the FundPreferred shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of FundPreferred shares will be able to sell his or her shares, the Fund is of the opinion that the FundPreferred shares will constitute stock of the Fund, and thus distributions with respect to the FundPreferred shares (other than capital gain distributions and distributions in redemption of the FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

         The Fund's income will consist of net investment income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the FundPreferred shares are entitled. Holders of the FundPreferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate dividends made with respect to the Common Shares and the FundPreferred shares as consisting of particular types of income (i.e., net capital gain and ordinary income) in accordance with each class's proportionate share of the total dividends paid to both classes for such taxable year. Thus, if the Fund designates any dividend as a capital gains dividend, capital gains will be allocated to the FundPreferred shares in proportion to the FundPreferred shares' proportionate share of the total dividends paid on both the FundPreferred shares and the Common Shares during the year. Each holder of the FundPreferred shares during the year will be notified of the allocation of income within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the FundPreferred shares have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her FundPreferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of FundPreferred shares who holds such shares as a capital asset.

         Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gain to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the FundPreferred shares for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the FundPreferred shares, the Fund intends to distribute its net capital gain for any year during which it has FundPreferred shares outstanding. Such distribution will affect the tax character, but not the amount, of dividends to which holders of FundPreferred shares are entitled.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Internal Revenue Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

         Most of the Fund's net investment income is expected to be derived from dividends from securities which are not eligible for the Dividends Received Deduction or the reduced rates of taxation for "qualified dividend income". Accordingly, dividends paid with respect to the FundPreferred shares generally will not qualify for the Dividends Received Deduction available to corporate shareholders or the reduced rates of taxation for "qualified dividend income" available to noncorporate shareholders. However, from time to time, a portion of the Fund's net investment income may be attributable to dividends on equity securities which are eligible for the Dividends Received Deduction under Section 243 of the Code or which are considered "qualified dividend income" under
Section 1(h)(11) of the Code. In such event, corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction under Section 243 of the Code should be able to deduct 70% of the portion of the FundPreferred shares' dividend representing the shareholder's portion of the Fund's income eligible for the Dividends Received Deduction. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the 45-day holding requirements of
Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. If a portion of the Fund's net investment income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11)(B) of the Code, then for taxable years beginning on or before December 31, 2008, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally should be taxed at the federal income tax rates applicable to net capital gain.

         The Fund will inform holders of FundPreferred shares of the source and tax status of all distributions shortly after the close of each calendar year.

SALE OF SHARES

         A holder's sale of FundPreferred shares will generally be a taxable transaction for federal income tax purposes. Selling holders of such shares will generally recognize gain or loss in an amount equal to the difference between the amount received and their adjusted tax basis in the FundPreferred shares sold. If such FundPreferred shares are held as a capital asset at the time of sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, if several conditions imposed by Section 302(b) of the Code are satisfied. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

REGULATIONS ON "REPORTABLE TRANSACTIONS"

         Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to FundPreferred shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholders or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


BACKUP WITHHOLDING

         The Fund may be required to withhold for U.S. federal income purposes a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Certain corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

OTHER TAXATION

         Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty.

         Investors are advised to consult their own tax advisors with respect to the application of the above-described general federal income tax rules to their own circumstances and with respect to other federal, state, local or foreign tax consequences to them of an investment in FundPreferred shares.

                                     EXPERTS

         The audited Financial Statements of the Fund as of ____________ 2003, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.

      CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholder of
Nuveen Preferred and Convertible Income Fund 2


























Chicago, Illinois
         , 2003
--------

                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2
                              FINANCIAL STATEMENTS

                  Nuveen Preferred and Convertible Income Fund
                      Statement of Assets and Liabilities
                                        , 2003
                                -------

                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2

                            Statement of Operations
 Period from __________, 2003 (date of organization) through _______, 2003

                                   APPENDIX A

                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2
         STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF
                              FUNDPREFERRED SHARES

         Nuveen Preferred and Convertible Income Fund 2 (the "Fund"), a Massachusetts business trust, certifies that:
         FIRST, pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of 28,320 Preferred Shares of beneficial interest ("Preferred Shares"), $.01 par value, classified as FundPreferred shares ("FundPreferred shares"), and further classified as Series M, Series T, Series W, Series TH, Series F and Series F2 FundPreferred shares (each series, and together with additional series of FundPreferred shares that may be authorized and issued, a "Series") each with a liquidation preference of $25,000 per share;

         SECOND, the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of FundPreferred shares are as follows:

                                   DESIGNATION
         Series _: A series of _____ Preferred Shares, liquidation preference $25,000 per share, is designated "Series _ FundPreferred shares" ("FundPreferred shares Series _"). The initial Dividend Period for FundPreferred shares Series _ shall be the period from and including the Date of Original Issue thereof to but excluding ______, 2003. Each share of FundPreferred shares Series _ shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of ______, 2003, and each share of FundPreferred shares Series _ shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series _ shall constitute a separate series of Preferred Shares of the Fund.

         Series _: A series of _____ Preferred Shares, liquidation preference $25,000 per share, is designated "Series _ FundPreferred shares" ("FundPreferred shares Series _"). The initial Dividend Period for FundPreferred shares Series _ shall be the period from and including the Date of Original Issue thereof to but excluding ______, 2003. Each share of FundPreferred shares Series _ shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of ______, 2003, and each share of FundPreferred shares Series _ shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series _ shall constitute a separate series of Preferred Shares of the Fund.

         Series _: A series of _____ Preferred Shares, liquidation preference $25,000 per share, is designated "Series _ FundPreferred shares" ("FundPreferred shares Series _"). The initial Dividend Period for FundPreferred shares Series _ shall be the period from and including the Date of Original Issue thereof to but excluding ______, 2003. Each share of FundPreferred shares
Series _ shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of ______, 2003, and each share of FundPreferred shares Series _ shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series _ shall constitute a separate series of Preferred Shares of the Fund.

         Series __: A series of _____ Preferred Shares, liquidation preference $25,000 per share, is designated "Series __ FundPreferred shares" ("FundPreferred shares Series __"). The initial Dividend Period for FundPreferred shares Series __ shall be the period from and including the Date of Original Issue thereof to but excluding ______, 2003. Each share of FundPreferred shares Series __ shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of ______, 2003, and each share of FundPreferred shares Series __ shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series __ shall constitute a separate series of Preferred Shares of the Fund.

         Series _: A series of _____ Preferred Shares, liquidation preference $25,000 per share, is designated "Series _ FundPreferred shares" ("FundPreferred shares Series _"). The initial Dividend Period for FundPreferred shares Series _ shall be the period from and including the Date of Original Issue thereof to but excluding ______, 2003. Each share of FundPreferred shares Series _ shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of ______, 2003, and each share of FundPreferred shares Series _ shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series _ shall constitute a separate series of Preferred Shares of the Fund.

         Subject to the provisions of Section 11(b) of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional shares of the Fund's Preferred Shares as FundPreferred shares Series _, _, _,
__ and __ with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.

         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 18 of Part I.

                       PART I: FUNDPREFERRED SHARES TERMS

         1. Number of Shares; Ranking.

                  (a) The initial number of authorized shares constituting FundPreferred shares Series _, Series _, Series _, Series __ and
Series __ is _____, _____, _____, _____ and _____ shares, respectively.
No fractional shares of FundPreferred shares Series _, Series _, Series _, Series __ and Series __ shall be issued.

                  (b) Any shares of each Series of FundPreferred shares which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued shares of Preferred Shares.

                  (c) The shares of each Series of FundPreferred shares shall rank on a parity with shares of any other series of Preferred Shares (including any other FundPreferred shares) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  (d) No holder of shares of any Series of FundPreferred shares shall have, solely by reason of being such a holder, any preemptive right, or, unless otherwise determined by the Trustees other right to acquire, purchase or subscribe for any shares of any Series of FundPreferred shares, shares of Common Shares of the Fund or other securities of the Fund which it may hereafter issue or sell.

         2. Dividends.

                  (a) The Holders of shares of any Series of FundPreferred shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of any Series of FundPreferred shares issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

                  (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series of FundPreferred shares, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.

                      (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, (A) then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series M" or "Series F" or (B) then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series T," "Series W," or "Series TH."

                      (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of each Series of FundPreferred shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.

                      (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

                      (v) Each dividend on a Series of FundPreferred shares shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

                  (c) (i) The dividend rate on Outstanding shares of each Series of FundPreferred shares during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the FundPreferred shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series of FundPreferred shares is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all shares of a Series of FundPreferred shares being the subject of Submitted Hold Orders), then the dividend rate on the shares of a Series of FundPreferred shares for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of a Series of FundPreferred shares are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on shares of a Series of FundPreferred shares as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

                      (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series of FundPreferred shares.

                      (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                      (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

                  (d) Any dividend payment made on shares of any Series of FundPreferred shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

                  (e) For so long as the FundPreferred shares are Outstanding, except as contemplated by Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount and the 1940 Act FundPreferred Shares Asset Coverage would be achieved, (ii) full cumulative dividends on the FundPreferred shares due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

                  (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the FundPreferred shares unless
(i) there is not an event of default under indebtedness senior to the FundPreferred shares, if any, or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the FundPreferred shares.

         3. Redemption.

                  (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of a Series of FundPreferred shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of a Series of FundPreferred shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this
Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series of FundPreferred shares by reason of the redemption of such FundPreferred shares on such date fixed for the redemption and (b) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal the FundPreferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph
(d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

                      (ii) If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance

         Amount, or sufficient to satisfy 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of FundPreferred shares then Outstanding will be redeemed), and (B) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph
         (a)(iii) of this Section 3.

                      (iii) In determining the FundPreferred shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this
         Section 3, subject to the further provisions of this subparagraph
         (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the FundPreferred shares which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the FundPreferred shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of the FundPreferred shares to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of FundPreferred shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding FundPreferred shares are to be redeemed pursuant to this
         Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

                  (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of each Series of FundPreferred shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of FundPreferred shares at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

                  (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, but subject to Section 7(e), no FundPreferred shares may be redeemed unless all dividends in arrears on the Outstanding FundPreferred shares and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding FundPreferred shares.

                  (d) Upon the deposit of funds sufficient to redeem shares of any Series of FundPreferred shares with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage), and all rights of the holder of the shares so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of each Series of FundPreferred shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of FundPreferred shares so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

                  (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series of FundPreferred shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series of

FundPreferred shares for which a Notice of Redemption has been given, dividends may be declared and paid on FundPreferred shares Series and shall include those FundPreferred shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

                  (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series of FundPreferred shares called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

                  (g) So long as any shares of any Series of FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

                  (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

                  (i) In the case of any redemption pursuant to this Section 3, only whole shares of FundPreferred shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

                  (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of FundPreferred shares, ranking prior to or on a parity with the FundPreferred shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such shares of beneficial interest (or such portion thereof needed to redeem or repurchase the Outstanding FundPreferred shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding FundPreferred shares or (B) the Fund would meet the 1940 Act FundPreferred Shares Asset Coverage, the FundPreferred Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

         4. Designation of Dividend Period.

                  (a) The initial Dividend Period for each Series of FundPreferred shares is as set forth under "Designation" above. The Fund will designate the duration of subsequent Dividend Periods of each Series of FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, FundPreferred shares shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and a FundPreferred Shares Basic Maintenance Certificate to Moody's (if Moody's is then rating the FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating the FundPreferred shares and so requires.

                  (b) If the Fund proposes to designate any Special Dividend Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

                  No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                           (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                           (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

         5. Restrictions on Transfer. Shares of a Series of FundPreferred shares may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding FundPreferred shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of a Series of FundPreferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

         6. Voting Rights.

                  (a) Except as otherwise provided in the Declaration or as otherwise required by applicable law, (i) each Holder of shares of any Series of FundPreferred shares shall be entitled to one vote for each share of any Series of FundPreferred shares held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, and shares of Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each share of Preferred Shares, including each Series of FundPreferred shares, entitling the holder thereof to one vote. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and Preferred Shares, including each Series of FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees.

                  (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of shares of Preferred Shares, including each Series of FundPreferred shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares, including each Series of FundPreferred shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the
Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                           (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

                  (c) As soon as practicable after the accrual of any right of the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, to elect additional Trustees as described in paragraph (b) of this Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business

Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Shares, including each Series of FundPreferred shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

                  (d) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of holders of the FundPreferred shares and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees, shall constitute the duly elected Trustees of the Fund.

                  (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the FundPreferred shares and holders of other Preferred Shares pursuant to paragraph
(b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

                  (f) So long as any of the shares of Preferred Shares, including each Series of FundPreferred shares, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below;
(ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the

Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

                  (g) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's, Fitch and any such Other Rating Agency, as applicable, of the results of such vote.

                  (h) The affirmative vote of the holders of a majority of the Outstanding shares of any series of Preferred Shares, including any Series of FundPreferred shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

                  (i) The Board of Trustees, without the vote or consent of any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining or maintaining the rating of Moody's (if Moody's is then rating the FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) or any Other Rating Agency which is then rating the FundPreferred shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including FundPreferred shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from Moody's, Fitch or Other Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to and adopted in connection with another rating agency's rating of any Series of FundPreferred shares) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

                  In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the shares of the Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

                  (j) Unless otherwise required by law, holders of shares of any Series of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of any Series of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any Series of FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees pursuant to the provisions of this Section 6.

                  (k) The foregoing voting provisions will not apply with respect to any Series of FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         7. Liquidation Rights.

                  (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then Outstanding, together with holders of shares of any class of shares ranking on a parity with each Series of FundPreferred shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of each Series of FundPreferred shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

                  (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

                  (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

                  (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

                  (e) After the payment to the Holders of Preferred Shares, including FundPreferred shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including FundPreferred shares, as such shall have no right or claim to any of the remaining assets of the Fund.

                  (f) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of FundPreferred shares, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with FundPreferred shares unless proportionate distributive amounts shall be paid on account of the FundPreferred shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

                  (g) Subject to the rights of the holders of shares of any Series or class or classes of stock ranking on a parity with FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the FundPreferred shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the FundPreferred shares shall not be entitled to share therein.

         8. Auction Agent. For so long as any FundPreferred shares are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any FundPreferred shares are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         9. 1940 Act FundPreferred Shares Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the FundPreferred shares are Outstanding, asset coverage with respect to the FundPreferred shares which is equal to or greater than the 1940 Act FundPreferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         10. FundPreferred Shares Basic Maintenance Amount. So long as the FundPreferred shares are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating the shares of the FundPreferred shares, the Fund shall maintain, as of each Valuation Date, Moody's Eligible Assets (if Moody's is then rating the FundPreferred shares), Fitch Eligible Assets (if Fitch is then rating the FundPreferred shares) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the FundPreferred Shares Basic Maintenance Amount; provided, however, that
Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         11. Certain Other Restrictions. For so long as any shares of FundPreferred shares are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating the shares of FundPreferred shares, the Fund will not, unless it has received written confirmation from Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and (if applicable) such Other Rating Agency that any such action would not impair the rating then assigned by such rating agency to a Series of FundPreferred shares, engage in any one or more of the following transactions:

                  (a) write unsecured put or uncovered call options on portfolio securities;

                  (b) issue additional shares or series of FundPreferred shares or any class or series of shares ranking prior to or on a parity with FundPreferred shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of FundPreferred shares Series M, T, W, TH, F and F2 previously purchased or redeemed by the Fund;

                  (c) engage in any short sales of securities;

                  (d) lend portfolio securities; or

                  (e) merge or consolidate into or with any other corporation.

         12. Compliance Procedures for Asset Maintenance Tests. For so long as any FundPreferred shares are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating such shares:

                  (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the FundPreferred Shares Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Fund, less all liabilities, and (v) whether the 1940 Act FundPreferred Shares Asset Coverage is met as of that date.

                  (b) Upon any failure to maintain the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing FundPreferred shares outside of an Auction or in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), subject to the fiduciary obligations of the Board of Trustees, to reattain (or certify in the case of a failure to file on a timely basis, as the case may be) the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

                  (c) Compliance with the FundPreferred Shares Basic Maintenance Amount and 1940 Act FundPreferred Shares Asset Coverage tests shall be determined with reference to those FundPreferred shares which are deemed to be Outstanding hereunder.

                  (d) The Fund shall deliver to Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and when so requires a certificate which sets forth a determination of items
(i)-(iii) of paragraph (a) of this Section 12 (a "FundPreferred Shares Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the FundPreferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares, including FundPreferred shares, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the FundPreferred Shares Basic Maintenance Amount. Such FundPreferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on or before the seventh Business Day following the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

                  (e) The Fund shall deliver to Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires a certificate with respect to the calculation of the 1940 Act FundPreferred Shares Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act FundPreferred Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act FundPreferred Shares Asset Coverage. Such 1940 Act FundPreferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the seventh Business Day following the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this
Section 12 may be combined into a single certificate.

                  (f) Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the FundPreferred Shares Basic Maintenance Certificate and the 1940 Act FundPreferred Shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a FundPreferred Shares Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such FundPreferred Shares Basic Maintenance Certificate and in any other FundPreferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act FundPreferred Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act FundPreferred Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each FundPreferred Shares Basic Maintenance Certificate and 1940 Act FundPreferred Shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (d) or clause (ii)(B) of paragraph (e) of this Section 12, as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the FundPreferred Shares Basic Maintenance Amount on any prior Valuation Dates.

                  (g) The Accountant's Certificates referred to in paragraph (g) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related FundPreferred Shares Basic Maintenance Amount and 1940 Act FundPreferred Shares Asset Coverage Certificates, as the case may be, and (ii) that the Fund determined whether the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Declaration.

                  (h) In the event that a FundPreferred Shares Basic Maintenance Certificate or 1940 Act FundPreferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Fund shall be deemed to have failed to maintain the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 13(b). In the event that a FundPreferred Shares Basic Maintenance Certificate or 1940 Act FundPreferred Shares Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified herein, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount or the 1940 FundPreferred Shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

         13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

         14. Waiver. Holders of at least two-thirds of the Outstanding FundPreferred shares, acting collectively, or each Series of FundPreferred shares acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

         15. Termination. In the event that no FundPreferred shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.

         16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of FundPreferred shares or additional shares of a series of FundPreferred shares (and terms relating thereto) to the series and shares of FundPreferred shares theretofore described thereon.

All such additional shares shall be governed by the terms of this Statement. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.

         17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  (a) "'AA' Composite Commercial Paper Rate" on any date means
(i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

                  (b) "Accountant's Certificate" has the meaning set forth in
Section 12(g) of this Part I.

                  (c) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

                  (d) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                  (e) "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

                  (f) "Applicable Rate" means, with respect to each Series of FundPreferred shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of FundPreferred shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

                  (g) "Approved Foreign Nations" has the meaning set forth in the definition of "Fitch Eligible Assets."

                  (h) "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

                  (i) "Asset Coverage Cure Date" has the meaning set forth in
Section 3(a)(ii).

                  (j) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

                  (k) "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.


                  (l) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series of FundPreferred shares.

                  (m) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

                  (n) "Beneficial Owner," with respect to shares of each Series of FundPreferred shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

                  (o) "Bid" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

                  (p) "Bidder" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                  (q) "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

                  (r) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                  (s) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

                  (t) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

                  (u) "Canadian Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

                  (v) "Code" means the Internal Revenue Code of 1986, as amended.

                  (w) "Commercial Paper Dealers" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

                  (x) "Commission" means the Securities and Exchange Commission.

                  (y) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

                  (z) "Date of Original Issue" means, with respect to Series __, __, __, __, and __ FundPreferred shares, ______, 2003.

                  (aa) "Debt Securities" has the meaning set forth in paragraph
(iv) of the definition of "Fitch Eligible Assets."

                  (bb) "Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

                  (cc) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

                  (dd) "Default Rate" means the Reference Rate multiplied by three (3).

                  (ee) "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

                  (ff) "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the FundPreferred shares), Fitch Discount Factor (if Fitch is then rating the FundPreferred shares) or the discount factor established by any Other Rating Agency which is then rating the FundPreferred shares and which so requires, whichever is applicable.

                  (gg) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

                  (hh) "Dividend Default" has the meaning set forth in Section 2(c)(iii) of this Part I.

                  (ii) "Dividend Payment Date" with respect to a Series of FundPreferred shares means any date on which dividends are payable pursuant to
Section 2(b) of this Part I.

                  (jj) "Dividend Period" means, with respect to a Series of FundPreferred shares, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

                  (kk) "Eligible Assets" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the FundPreferred shares) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the FundPreferred shares, whichever is applicable.

                  (ll) "Existing Holder," with respect to shares of a series of FundPreferred shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

                  (mm) "Fitch" means Fitch Ratings and its successors at law.

                  (nn) "Fitch Discount Factor" means for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows, provided however, that for unhedged foreign investments a discount factor of 105% shall be applied to the Market Value thereof in addition to the Discount Factor as determined in accordance with the procedures below, provided further that, if the foreign issuer of such unhedged foreign investment is from a country whose sovereign debt rating in a non-local currency is not assigned a rating of AA or better by Fitch, a discount factor of 117% shall be applied to the Market Value thereof in addition to the Discount Factor as determined in accordance with the procedures below. The Fitch Discount Factor for any Fitch Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Fitch.


                          (i) Preferred Stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

                  PREFERRED STOCK(1)                            DISCOUNT FACTOR
                  ------------------                            ---------------
AAA Taxable Preferred......................................            130%
AA Taxable Preferred.......................................            133%
A Taxable Preferred........................................            135%
BBB Taxable Preferred......................................            139%
BB Taxable Preferred.......................................            154%
Not rated or below BB Taxable Preferred....................            161%
Investment Grade DRD Preferred.............................            164%
Not rated or below Investment Grade DRD Preferred..........            200%

----------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

                          (ii) Corporate Debt Securities: The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.


                                                                                                             NOT
                                                                                                            RATED
                                                                                                             OR
                                                                                                            BELOW
   TERM TO MATURITY OF CORPORATE DEBT SECURITY(1)        AAA        AA        A        BBB        BB         BB
----------------------------------------------------    ------    ------    ------    ------    ------     -------
3 years or less (but longer than 1 year)............    106.38%   108.11%   109.89%   111.73%   129.87%    151.52%
5 years or less (but longer than 3 years)...........    111.11    112.99    114.94    116.96    134.24     151.52
7 years or less (but longer than 5 years)...........    113.64    115.61    117.65    119.76    135.66     151.52
10 years or less (but longer than 7 years)..........    115.61    117.65    119.76    121.95    136.74     151.52
15 years or less (but longer than 10 years)             119.76    121.95    124.22    126.58    139.05     151.52
More than 15 years..................................    124.22    126.58    129.03    131.58    144.55     151.52

----------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

                          The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a Debt Security rated CCC by Fitch shall apply to any non-Performing Debt Security with a price less than $0.90 but equal to or greater than $0.20. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

                          The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

                          (iii) Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                          The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                          The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 370%.

                          If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

                          (iv) U.S. Government Securities and U.S. Treasury
         Strips:

             TIME REMAINING TO MATURITY                 DISCOUNT FACTOR
             --------------------------                 ---------------
1 year or less....................................           100%
2 years or less (but longer than 1 year)..........           103%
3 years or less (but longer than 2 years).........           105%
4 years or less (but longer than 3 years).........           107%
5 years or less (but longer than 4 years).........           109%
7 years or less (but longer than 5 years).........           112%
10 years or less (but longer than 7 years)........           114%
15 years or less (but longer than 10 years).......           122%
20 years or less (but longer than 15 years).......           130%
25 years or less (but longer than 20 years).......           146%
Greater than 30 years.............................           154%

                          (v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash. Rule 2a-7 money market funds rated by Fitch or another NRSRO will also have a discount factor of 100%, and unrated Rule 2a-7 money market funds will have a discount factor of 115%.

                          (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

                          (vii) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

                  (oo) "Fitch Eligible Asset" means

                          (i) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another

         Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

                          (ii) Short Term Money Market Instruments so long as
         (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (2) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months; in addition, money market funds subject to Rule 2a-7 under the 1940 Act are also eligible investments;

                          (iii) U.S. Government Securities and U.S. Treasury Strips;

                          (iv) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under U.S. federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain, or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or
         (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

                          (v) preferred stocks;

                          (vi) Rule 144A Securities; and

                          (vii) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another, NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the FundPreferred originally issued.

                           Financial contracts, as such term is defined in
         Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the FundPreferred.

                           Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the FundPreferred Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

                           Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of FundPreferred Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

                  (pp) "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

                  (qq) "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

                           (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

                           (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

                                    (A) Outstanding financial futures contracts
                  based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AAA by S&P); or

                                    (B) Outstanding financial futures contracts
                  based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

                           (iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

                           (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

                  (rr) "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

                  Aerospace & Defense
                  Automobiles
                  Banking, Finance & Real Estate
                  Broadcasting & Media
                  Building & Materials
                  Cable
                  Chemicals
                  Computers & Electronics
                  Consumer Products
                  Energy
                  Environmental Services
                  Farming & Agriculture
                  Food, Beverage & Tobacco
                  Gaming, Lodging & Restaurants
                  Healthcare & Pharmaceuticals
                  Industrial/Manufacturing
                  Insurance Leisure & Entertainment
                  Metals & Mining
                  Miscellaneous
                  Paper & Forest Products
                  Retail
                  Sovereign
                  Supermarkets & Drugstores
                  Telecommunications
                  Textiles & Furniture
                  Transportation Utilities

                  The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

                  (ss) "Foreign Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

                  (tt) "Forward Commitment" has the meaning set forth in Section 8 of Part I of this Statement.

                  (uu) "FundPreferred shares" means FundPreferred shares, liquidation preference $25,000 per share.

                  (vv) "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of

                           (i) (A) the sum of the products resulting from multiplying the number of Outstanding FundPreferred shares on such date by the liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding FundPreferred shares that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the FundPreferred shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through
         (i)(D): less

                           (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any
         (i)(B) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

                  (ww) "FundPreferred Shares Basic Maintenance Certificate" has the meaning set forth in Section 13(d) of this Part I.

                  (xx) "FundPreferred shares Series _, _, _, __ and __" means the shares of Series _, _, _, __ and __ of the FundPreferred shares or any other shares of Preferred Shares hereinafter designated as shares of Series _, _, _, __ and __ of the FundPreferred shares.

                  (yy) "Holder" means, with respect to FundPreferred shares, the registered holder of shares of each Series of FundPreferred shares as the same appears on the share ledger or share records of the Fund.

                  (zz) "Hold Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (aaa) "Mandatory Redemption Date" has the meaning set forth in
Section 3(a)(iii) of this Part I.

                  (bbb) "Mandatory Redemption Price" has the meaning set forth in Section 3(a)(iv) of this Part I.

                  (ccc) "Market Value" means the fair market value of an asset of the Fund as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                  (ddd) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

                  (eee) "Minimum Rate" means, on any Auction Date with respect to a Dividend Period of 28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than the Standard Dividend Period.

                  (fff) "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

                  (ggg) "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. According to Moody's guidelines, in addition to standard monthly reporting, the Fund must notify Moody's if the portfolio coverage ratio of the discounted value of Moody's Eligible Assets to liabilities is less than 115%. Computation of rating agency asset coverage ratio requires use of the Diversification Table prior to applying discount factors noted below and after identifying Moody's eligible assets for purposes of completing basic maintenance tests. The Moody's Discount Factor for any Moody's Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Moody's.

                           (i) Preferred Stock: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 152%; (B) for preferred stocks of industrial and financial issuers, 197%; (C) for preferred stocks issued by real estate related issuers, 154%; and (D) for auction rate preferred stocks, 350%.

                           (ii) Corporate Debt Securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.


                                                                           MOODY'S RATING CATEGORY(1)
    TERMS TO MATURITY OF CORPORATE DEBT SECURITY      Aaa      Aa       A       Baa      Ba      B       Caa     UNRATED(2)

1 year or less....................................     109%    112%     115%    118%     119%    125%    205%        225%
2 years or less (but longer than 1 year)..........     115     118      122     125      127     133     205         225
3 years or less (but longer than 2 years).........     120     123      127     131      133     140     205         225
4 years or less (but longer than 3 years).........     126     129      133     138      140     147     205         225
5 years or less (but longer than 4 years).........     132     135      139     144      146     154     205         225
7 years or less (but longer than 5 years).........     139     143      147     152      156     164     205         225
10 years or less (but longer than 7 years)........     145     150      155     160      164     173     205         225
15 years or less (but longer than 10 years).......     150     155      160     165      170     180     205         225
20 years or less (but longer than 15 years).......     150     155      160     165      170     190     205         225
30 years or less (but longer than 20 years).......     150     155      160     165      170     191     205         225
Greater than 30 years.............................     165     173      181     189      205     221     221         225

----------

(1) If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).

(2) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by both Moody's and S&P, the Fund will use the percentage set forth under "Unrated" in this table.

         The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of such securities.

                           (iii) U.S. Government Securities and U.S. Treasury
         Strips:

                                                   U.S. GOVERNMENT SECURITIES     U.S. TREASURY STRIPS
            REMAINING TERM TO MATURITY                   DISCOUNT FACTOR            DISCOUNT FACTOR
            --------------------------             --------------------------     --------------------

1 year or less.................................                107%                       107%
2 years or less (but longer than 1 year).......                113                        115
3 years or less (but longer than 2 years)......                118                        121
4 years or less (but longer than 3 years)......                123                        128
5 years or less (but longer than 4 years)......                128                        135
7 years or less (but longer than 5 years)......                135                        147
10 years or less (but longer than 7 years).....                141                        163
15 years or less (but longer than 10 years)....                146                        191
20 years or less (but longer than 15 years)....                154                        218
30 years or less (but longer than 20 years)....                154                        244

                           (iv) Short-Term Instruments and Cash: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation short-term corporate debt securities, Short Term Money Market Instruments and short-term municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period;
         (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and
         (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%.

                           (v) Rule 144A Securities: The Moody's Discount
         Factor applied to Rule 144A Securities for Rule 144A Securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

                           (vi) Convertible Securities:

                                    (A) Convertible Bonds:

                                        MOODY'S RATING CATEGORY(1)
                      -----------------------------------------------------------------
INDUSTRY CATEGORY      Aaa      Aa        A       Baa       Ba       B       UNRATED(2)
-----------------     -----    ----     -----    -----     ----    -----     ----------

Utility               162%     167%      172%     188%     195%     199%       300%
Industrial            256%     261%      266%     282%     290%     293%       300%
Financial             233%     238%      243%     259%     265%     270%       300%

                                    (B) Upon conversion to Common Stock, the
                  Discount Factor of 350% will be applied to the Common Stock holdings

                 (hhh) "Moody's Eligible Assets" means:

                           (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

                           (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months. In addition, Moody's rated 2a-7 money market funds are also eligible investments.

                           (iii) U.S. Government Securities and U.S. Treasury Strips;

                           (iv) Rule 144A Securities;

                           (v) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities, which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
         (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

                           In order to merit consideration as Moody's eligible asset, debt securities are issued by entities which:

                           - have not filed for bankruptcy within the past three years

                           - are current on all principle and interest in their fixed income obligations

                           -        are current on all preferred stock dividends

                           - possess a current, unqualified auditor's report without qualified, explanatory language

                           Corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets

                           (vi) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the diversification requirements set forth in the table below and the preferred stock issue must be greater than $50 million.

Diversification Table:

         The table below establishes maximum limits for inclusion as eligible assets prior to applying Moody's discount factors to eligible securities:

                                           MAXIMUM SINGLE     MAXIMUM SINGLE
                        MAXIMUM SINGLE     INDUSTRY(3)(4)     INDUSTRY(3)(4)     MINIMUM ISSUE SIZE
    RATINGS(1)           ISSUER(2)(3)        NON-UTILITY         UTILITY         ($ IN MILLION)(5)
    ----------          --------------     --------------     --------------     ------------------

Aaa................         100%                100%              100%                $100
Aa.................          20                  60                30                  100
A..................          10                  40                25                  100
Baa................           6                  20                20                  100
Ba.................           4                  12                12                   50(6)
B1-B2..............           3                   8                 8                   50(6)
B3 or below........           2                   5                 5                   50(6)

----------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5)  Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

                           (vii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the FundPreferred.

                           Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the FundPreferred share Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

                           Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of FundPreferred Basic Maintenance Amount or to the extent it is subject to any Liens, including assets segregated under margin account requirements in connection with fund engagement in hedging transactions, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

                  (iii) "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

                  (jjj) "Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

                           (i) the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

                                    (A) Outstanding financial futures contracts
                  based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

                                    (B) Outstanding financial futures contracts
                  based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund;

                           (ii) The Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

                                    (A) Outstanding financial futures contracts
                  based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or

                                    (B) Outstanding financial futures contracts
                  based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 50% of the aggregate Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P);

                           (iii) The Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund;

                           (iv) The Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

                           (v) The Fund will engage in Moody's Hedging
         Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

                           (vi) The Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

                           (vii) The Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the FundPreferred shares Basic Maintenance Amount.

                  (kkk) "Moody's Industry Classifications" means for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the FundPreferred shares).

                           (i) Aerospace and Defense: Major Contractor,
         Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition.

                           (ii) Automobile: Automobile Equipment,
         Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers.

                           (iii) Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables.

                           (iv) Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil.

                           (v) Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development.

                           (vi) Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers.

                           (vii) Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass.

                           (viii) Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies.

                           (ix) Diversified/Conglomerate Manufacturing.

                           (x) Diversified/Conglomerate Service.

                           (xi) Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution.

                           (xii) Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal.

                           (xiii) Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology.

                           (xiv) Finance: Investment Brokerage, Leasing, Syndication, Securities.

                           (xv) Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers.

                           (xvi) Grocery: Grocery Stores, Convenience Food
         Stores.

                           (xvii) Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment.

                           (xviii) Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges.

                           (xix) Hotels, Motels, Inns and Gaming.

                           (xx) Insurance: Life, Property and Casualty, Broker, Agent, Surety.

                           (xxi) Leisure, Amusement, Motion Pictures,
         Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution.

                           (xxii) Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators.

                           (xxiii) Mining, Steel, Iron and Non-Precious Metals:
         Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing.

                           (xxiv) Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling.

                           (xxv) Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment.

                           (xxvi) Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport.

                           (xxvii) Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom.

                           (xxviii) Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular.

                           (xxix) Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes.

                           (xxx) Personal Transportation: Air, Bus, Rail, Car Rental.

                           (xxxi) Utilities: Electric, Water, Hydro Power, Gas.

                           (xxxii) Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies.

                           The Fund will use SIC codes in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

                  (lll) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

                  (mmm) "1940 Act FundPreferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding FundPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

                  (nnn) "1940 Act FundPreferred Shares Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to Section 12(e) of this Part I.

                  (ooo) "Notice of Redemption" means any notice with respect to the redemption of shares of FundPreferred shares pursuant to Section 3.

                  (ppp) "Order" shall have the meaning specified in paragraph
(a) of Section 1 of Part II of this Statement.

                  (qqq) "Other Rating Agency" means any rating agency other than Moody's or Fitch then providing a rating for the FundPreferred shares pursuant to the request of the Fund.

                  (rrr) "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of FundPreferred shares.

                  (sss) "Outstanding" or "outstanding" means, as of any date, FundPreferred shares theretofore issued by the Fund except, without duplication,
(i) any shares of FundPreferred shares
theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such FundPreferred shares and (ii) any FundPreferred shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the FundPreferred shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Series of FundPreferred shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the FundPreferred Shares Basic Maintenance Amount, FundPreferred shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

                  (ttt) "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

                  (uuu) "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

                  (vvv) "Person" or "person" means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                  (www) "Potential Beneficial Owner," with respect to shares of a series of FundPreferred shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

                  (xxx) "Preferred Share" means the preferred shares of beneficial interest, par value $.01 per share, including the FundPreferred shares, of the Fund from time to time.

                  (yyy) "Pricing Service" means any pricing service designated by the Board of Trustees of the Fund and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the FundPreferred Shares Basic Maintenance Amount.

                  (zzz) "Redemption Default" has the meaning set forth in
Section 2(c)(ii) of this Part I.

                  (aaaa) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

                  (bbbb) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

                  (cccc) "Reorganization Bonds" has the meaning set forth under the definition of "Fitch Eligible Assets."

                  (dddd) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

                  (eeee) "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.

                  (ffff) "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  (gggg) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of FundPreferred shares Series __, __, __, __, and __.

                  (hhhh) "Sell Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (iiii) "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                           (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                           (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                           (iii) overnight funds;

                           (iv) U.S. Government Securities; and

                           (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or Fund company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or Fund company are not rated on any

         Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

                  (jjjj) "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

                  (kkkk) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of
(i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(ii) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

                  (llll) "Standard Dividend Period" means a Dividend Period of 7 days.

                  (mmmm) "Submission Deadline" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  (nnnn) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (oooo) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (pppp) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (qqqq) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (rrrr) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (ssss) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

                  (tttt) "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

                  (uuuu) "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

                  (vvvv) "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.
                  (wwww) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which FundPreferred shares Series _, _, _, __ and __ initially is issued.
                  (xxxx) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.


         18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART II: AUCTION PROCEDURES

         1. Orders.

                  (a) Prior to the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares:

                           (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                                    (A) the number of Outstanding shares, if
                  any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

                                    (B) the number of Outstanding shares, if
                  any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                                    (C) the number of Outstanding shares, if
                  any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series;

and

                           (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A) (i), (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."


         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:


                                    (A) the number of Outstanding shares of such
                  series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                                    (B) such number or a lesser number of
                  Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this
                  Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                                    (C) the number of Outstanding shares of such
                  series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause
                  (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                           (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A) the number of Outstanding shares of such
                  series specified in such Sell Order; or

                                    (B) such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of FundPreferred shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                           (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                    (A) the number of Outstanding shares of such
                  series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                                    (B) such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of FundPreferred shares other than whole shares shall be valid.

         2. Submission of Orders by Broker-Dealers to Auction Agent.

                  (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for FundPreferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                           (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                           (ii) the aggregate number of shares of such series that are the subject of such Order;

                           (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                                    (A) the number of shares, if any, of such
                  series subject to any Hold Order of such Existing Holder;

                                    (B) the number of shares, if any, of such
                  series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                                    (C) the number of shares, if any, of such
                  series subject to any Sell Order of such Existing Holder; and

                           (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the Outstanding shares of FundPreferred shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding FundPreferred shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                           (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                           (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                                (B) subject to subclause (A), if more than one
                  Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                                (C) subject to subclauses (A) and (B), if more
                  than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                (D) in any such event, the number, if any, of
                  such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                           (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.


                  (e) If more than one Bid for one or more shares of a series of Fund Preferred shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

                  (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                           (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available FundPreferred shares" of such series);

                           (ii) from the Submitted Orders for shares of such series whether:

                                    (A) the number of Outstanding shares of such
                  series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of such series;

         exceeds or is equal to the sum of:

                                    (B) the number of Outstanding shares of such
                  series subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of such series; and

                                    (C) the number of Outstanding shares of such
                  series subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                           (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                                    (A) (I) each such Submitted Bid of Existing
                  Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                                    (B) (I) each such Submitted Bid of Potential
                  Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available FundPreferred shares of such series.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Minimum Rate and Maximum Rate for shares of the series of FundPreferred shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

                           (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                           (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

                           (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be All Hold Rate.

         4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the FundPreferred shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the FundPreferred shares subject to such Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bids;

                           (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                           (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bid, unless the number of Outstanding FundPreferred shares subject to all such Submitted Bids shall be greater than the number of FundPreferred shares ("remaining shares") in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses
         (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold FundPreferred shares subject to such Submitted Bid, but only in an amount equal to the number of FundPreferred shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                           (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph
         (a) by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

                  (b) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the FundPreferred shares subject to such Submitted Bids;

                           (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                           (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the

         Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding shares of a series of FundPreferred shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of FundPreferred shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of FundPreferred shares.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate FundPreferred shares of such series or purchase among Potential Holders so that only whole shares of FundPreferred shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing FundPreferred shares of such series on such Auction Date.

                  (f) Based on the results of each Auction for shares of a series of FundPreferred shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, FundPreferred shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of FundPreferred shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of FundPreferred shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                  (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver FundPreferred shares of any series or to pay for FundPreferred shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 has caused these presents to be signed on ______, 2003 in its name and on its behalf by its Vice-President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2


                                   By:
                                      ------------------------------------------
                                      Jessica R. Droeger, Vice President
ATTEST:


-----------------------------------------

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC,       Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are
         CC, And C         regarded as having significant speculative
                           characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

         C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                           Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         C The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

         p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                           Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         r The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.              Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

         SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3              Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                           A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                           Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

         Aaa Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM LOANS

         MIG 1/VMIG 1               This designation denotes superior credit
                                    quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2               This designation denotes strong credit
                                    quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3               This designation denotes acceptable credit
                                    quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         --       Leading market positions in well-established industries.

         --       High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

         AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

         BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C        High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and      The ratings of obligations in this category are based
         D Default         on their prospects for achieving partial or full
                           recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
                           'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         B Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C                 High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D                 Default. Denotes actual or imminent payment default.

         Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         'Rating Watch': Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                 Nuveen Preferred and Convertible Income Fund 2

                   ------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                   ------------------------------------------

                                  ______, 2003

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

         1. FINANCIAL STATEMENTS:

                  Statement of Assets and Liabilities, _______, 2003 (audited)

                  Statement of Operations from __________, 2003 (date of organization) through _______, 2003 (audited)

                  Statement of Assets and Liabilities, ________, 2003
         (unaudited)

                  Statement of Operations from ________, 2003 (commencement of operations) through ________, 2003 (unaudited)

                  Statement of Changes in Net Assets from ________, 2003 (commencement of operations) through ________, 2003 (unaudited)

                  Portfolio of Investments ________, 2003 (unaudited)

         2. EXHIBITS:

                  a.1 Declaration of Trust dated March 17, 2003. Filed on April 17, 2003 as Exhibit a to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  a.2 Form of Statement Establishing and Fixing the Rights and Preferences of FundPreferred shares. Filed herewith as Appendix A to the Statement of Additional Information contained herein.

                  b. By-laws of Registrant. Filed on April 17, 2003 as Exhibit b to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  c.       None.

                  d.       Form of Share Certificate.**

                  e. Terms and Conditions of the Dividend Reinvestment Plan. Filed on May 21, 2003 as Exhibit e to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  f.       None.

                  g.1 Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp. dated
                           May 15, 2003. Filed on May 21, 2003 as Exhibit
                           g.1 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333- 104599) and incorporated herein by reference.*

                  g.2 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Spectrum Asset Management, Inc. dated ________, 2003.**

                  g.3 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Froley, Revy Investment Co., Inc. dated ________, 2003.**

                  h.1      Form of Underwriting Agreement.**

                  h.2 Form of Salomon Smith Barney Inc. Master Selected Dealer Agreement.**

                  h.3 Form of Salomon Smith Barney Inc. Master Agreement Among Underwriters.**

                  i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on May 21, 2003 as Exhibit i to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  j. Master Custodian Agreement between Registrant and State Street Bank & Trust Company dated August 19, 2002.**

                  k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank & Trust Company dated October 7, 2002.**

                  k.2 Expense Reimbursement Agreement between Registrant and Nuveen Institutional Advisory Corp. dated
                           May 15, 2003. Filed on May 21, 2003 as Exhibit
                           k.2 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  k.3      Form of Auction Agency Agreement.**

                  k.4      Form of Broker-Dealer Agreement.**

                  k.5      Form of DTC Representations Letter.**

                  l.1      Opinion and consent of Vedder, Price, Kaufman &
                           Kammholz.**

                  l.2      Opinion and consent of Bingham McCutchen LLP.**


                                    Part C-1

                  m.       None.

                  n.       Consent of Ernst & Young LLP.**

                  o.       None.

                  p. Subscription Agreement of Nuveen Institutional Advisory Corp. dated _______, 2003.**

                  q.       None.

                  r.1 Code of Ethics of Nuveen Institutional Advisory Corp. Filed on May 21, 2003 as Exhibit r.1 to
                           Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  r.2 Code of Ethics of Spectrum Asset Management, Inc. Filed on May 21, 2003 as Exhibit r.2 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  r.3 Code of Ethics of Froley, Revy Investment Co., Inc. Filed on May 21, 2003 as Exhibit r.3 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*


                  s. Powers of Attorney filed on May 21, 2003 as Exhibit s to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

----------

 *       Previously filed.
**       To be filed by amendment.

ITEM 25: MARKETING ARRANGEMENTS

         Sections 2, 3 and 5(n) of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

         See the Introductory Paragraph and Sections 2 and 3(d) of the Form of Salomon Smith Barney Inc. Master Selected Dealer Agreement to be filed as Exhibit h.2 to this Registration Statement.

         See Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of Master Agreement Among Underwriters to be filed as Exhibit h.3 to this Registration Statement.

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission fees.................   $    *
Printing and engraving expenses.........................        *
Legal fees..............................................        *
Accounting expenses.....................................        *
Rating Agency fees......................................        *
Miscellaneous expenses..................................        *
                                                           ----------
Total...................................................   $    *
                                                           ==========

----------
 *       To be completed by amendment.

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 28: NUMBER OF HOLDERS OF SECURITIES

         At         , 2003.

               TITLE OF CLASS                   NUMBER OF RECORD HOLDERS
------------------------------------------      ------------------------
COMMON SHARES, $0.01 par value...........



                                    Part C-2

ITEM 29: INDEMNIFICATION

         Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

         Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person:

                  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

                  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                           (i) by a vote of a majority of the Disinterested
                  Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                           (ii) by written opinion of independent legal counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this
Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

                  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or



                                    Part C-3

                  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

         As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

         Section 8 of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Nuveen Institutional Advisory Corp. ("NIAC") serves as investment adviser to the following open-end and closed-end management type investment companies: Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Floating Rate Fund, Nuveen Senior Income Fund, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free Income, Nuveen New York Select Tax-Free Income Portfolio, Nuveen Real Estate Income Fund, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Quality Preferred Income Fund, Nuveen



                                    Part C-4

Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3 and Nuveen Preferred and Convertible Income Fund.

         NIAC has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of NIAC appears below:

                                                                OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
                NAME AND POSITION WITH NIAC                                   DURING PAST TWO YEARS
--------------------------------------------------------     -------------------------------------------------------
John P. Amboian, President..............................     President, formerly Executive Vice President of Nuveen
                                                             Investments, Inc., Nuveen Investments, LLC, Nuveen
                                                             Advisory Corp., Nuveen Asset Management, Inc. and
                                                             Nuveen Senior Loan Asset Management, Inc. and Executive
                                                             Vice President and Director of Rittenhouse Financial
                                                             Services, Inc.

Alan G. Berkshire, Senior Vice President                     Senior Vice President and General Counsel (since 1997)
and Secretary...........................................     and Secretary (since 1998) of Nuveen Investments, Inc.,
                                                             Nuveen Investments, LLC, and Nuveen Asset Management, Inc.;
                                                             Senior Vice President (since 1997) and Secretary (since
                                                             1998) of Nuveen Advisory Corp.; Senior Vice President,
                                                             Secretary and General Counsel of Rittenhouse Asset
                                                             Management, Inc. (since 2001), prior thereto, Partner in the law firm of Kirkland & Ellis.

Margaret E. Wilson, Senior Vice President,                   Senior Vice President, Finance of Nuveen Investments,
Finance.................................................     Inc., Nuveen Investments, LLC and Nuveen Advisory Corp.;
                                                             formerly CFO of Sara Lee Corp., Bakery Division.

Deepak Gulrajani, Managing Director.....................     Director, Fixed Income Strategies and a Principal of
                                                             Symphony Asset Management, LLC ("Symphony"), a
                                                             wholly-owned subsidiary of Nuveen Investments, Inc.
                                                             Prior to joining Symphony, Mr. Gulrajani was the
                                                             Director of Fixed Income Strategies at Barclays Global
                                                             Investors.

Gunther Stein, Vice President...........................     Lead portfolio manager for high yield strategies at
                                                             Symphony since 1999.  Prior to joining Symphony, Mr.
                                                             Stein was a High Yield Portfolio Manager at Wells Fargo.

Lenny Mason, Vice President.............................     High yield portfolio manager at Symphony.  Prior to
                                                             joining Symphony, Mr. Mason was a Managing Director in
                                                             FleetBoston's Technology & Communications Group.

         The address of Symphony Asset Management, LLC is 555 California Street, Suite 2975, San Francisco, CA 94104.

         Spectrum Asset Management, Inc. ("Spectrum") serves as an investment adviser to a non-U.S. fund and offers separate account management for certain institutions and high net worth individuals. Spectrum also is a registered broker-dealer. See "Management of the Fund" in Part B of the Registration Statement.


                                    Part C-5

         Set forth below is a list of each director and officer of Spectrum, indicating each business profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                                OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
          NAME AND POSITION WITH SPECTRUM                                  DURING PAST TWO FISCAL YEARS
--------------------------------------------------------     -------------------------------------------------------
Fernando Diaz, Vice President...........................     --

Nancy K. Dray, Legal and Compliance Officer.............     --

Ralph C. Eucher, Director...............................     President of Princor Financial Services Corporation
                                                             since May 1999. Senior Vice President of Principal Life
                                                             Insurance Company since August 2002.

Richard W. Hibbs, Director..............................     Executive Vice President Marketing for Principal Global
                                                             Investors since September 1998; Vice President of Principal
                                                             Life Insurance Company since September 1998.

Timothy Howald, Director................................     Chief Financial Officer of Principal Global Investors
                                                             since November 1998.  Vice President of Principal Life
                                                             Insurance Company since November 1998.

Patrick G. Hurley, Senior Vice President
and Chief Information Officer...........................     --

L. Philip Jacoby, IV, Senior Vice
President and Portfolio Manager.........................     --

Mark A. Lieb, Executive Director and
Chief Financial Officer.................................     --

Jim McCaughan, Director.................................     Global Head of Asset Management for Principal Global
                                                             Investors since April 2002.  Executive Vice President
                                                             of Principal Life Insurance Company since April 2002.
                                                             Senior Vice President of Principal Financial Group,
                                                             Inc. since April 2002.  Previously Chief Executive
                                                             Officer of Credit Suisse Asset Management Americas.
Jean M. Orlando, Vice President and
Controller..............................................     --

Gloria Reeg, Director...................................     Global Head of Fixed Income for Principal Global
                                                             Investors since February 2002.  Vice President of
                                                             Principal Life Insurance Company since February 2002.
                                                             Previously the Managing Director of Global Consulting
                                                             for Frank Russell Company.
Bernard M. Sussman, Executive Director
and Chief Investment Officer............................     --

Albano Tunnera, Assistant Vice President
and Operations Manager..................................     --

Joseph J. Urciuoli, Vice President and
Director of Research....................................     --

         Froley, Revy Investment Co., Inc. ("Froley, Revy") serves as a subadviser to one other fund and offers separate account management services to institutions and high net worth individuals. See "Management of the Fund" in Part B of the Registration Statement.



                                    Part C-6

         Set forth below is a list of each director and officer of Froley, Revy, indicating each business profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                                    OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
            NAME AND POSITION WITH FROLEY, REVY                                DURING PAST TWO FISCAL YEARS
-----------------------------------------------------------      -------------------------------------------------------
George A. Froley, III, Director, Chairman and
Managing Director..........................................      --

Jim Herbert, Director......................................      President, Chief Executive Officer and Director of
                                                                 First Republic Bank

Katherine Auguste-DeWilde, Director........................      Chief Operating Officer, Executive Vice President and
                                                                 Director of First Republic Bank

Ed Dobranski, Director.....................................      Senior Vice President, General Counsel and Secretary of
                                                                 First Republic Bank

Melinda Gorden, Director and Managing Director.............      --

K. Andrea O'Connell, Director, President, Chief
Executive Officer, Managing Director and
Assistant Secretary........................................      --

Michael Revy, Managing Director and Senior Vice President..      Director, Staub Holding AG, Emil-Staub Strasse 2,
                                                                 CH-8708 Mannedorf, Switzerland. Private banker with
                                                                 Wechsler & Co., Inc. until 2002.

James Barry, Managing Director and Senior
Vice President.............................................      --

Ravi Malik, Managing Director and Senior Vice President....      --

Warren Chun, First Vice President..........................      --

Mike Opre, Vice President..................................      --

Monica Erickson, Vice President............................      --

Steve Wachtel, Vice President..............................      --

David Epstein, Vice President..............................      --

Kim Nicholas, Vice President,
Assistant Secretary and Chief Financial Officer/
Controller.................................................      --

Melissa Shanahan, Vice President...........................      --

John Padden, Vice President................................      --

Ed Hackney, Vice President.................................      --

Lily Yu, First Vice President..............................      --

Ted Heigel, Vice President.................................      --

Ann Houlihan, Secretary....................................      --


ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

         Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

         Spectrum Asset Management, Inc., 4 High Ridge Park, Stamford, CT 06905, maintains certain advisory material of the subadviser.


                                    Part C-7

         Froley, Revy Investment Co., Inc., 10900 Wilshire Boulevard,
Suite 900, Los Angeles, CA 90024, maintains certain of its advisory material.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp.

ITEM 32: MANAGEMENT SERVICES

         Not applicable.

ITEM 33: UNDERTAKINGS

         1. Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. The Registrant undertakes that:

                  a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                  b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.



                                    Part C-8

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 4th day of June, 2003.

                               NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2


                               /s/ JESSICA R. DROEGER
                               ------------------------------------------------
                               Jessica R. Droeger, Vice President and Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                                            TITLE                                DATE
----------------------------------------      -------------------------------------------         --------------

/s/ GIFFORD R. ZIMMERMAN                      Chief Administrative Officer                        June 4, 2003
----------------------------------------      (Principal Executive Officer)
Gifford R. Zimmerman


/s/ STEPHEN D. FOY                            Vice President and ,Controller                      June 4, 2003
----------------------------------------      (Principal Financial and Accounting Officer)
Stephen D. Foy


Timothy R. Schwertfeger*                      Chairman of the Board and Trustee

William E. Bennett*                           Trustee

Robert P. Bremner*                            Trustee

Lawrence H. Brown*                            Trustee

Jack B. Evans*                                Trustee

Anne E. Impellizzeri*                         Trustee

William L. Kissick*                           Trustee

Thomas E. Leafstrand*                         Trustee

Peter R. Sawers*                              Trustee

William J. Schneider*                         Trustee

Judith M. Stockdale*                          Trustee

Sheila W. Wellington*                         Trustee


By: /s/ JESSICA R. DROEGER
----------------------------------------
Jessica R. Droeger
Attorney-In-Fact
June 4, 2003

----------

* Original powers of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed on May 21, 2003 as Exhibits to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-104599) and are incorporated herein by reference.

                                INDEX TO EXHIBITS
                  a.1 Declaration of Trust dated March 17, 2003. Filed on April 17, 2003 as Exhibit a to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  a.2 Form of Statement Establishing and Fixing the Rights and Preferences of FundPreferred shares. Filed herewith as Appendix A to the Statement of Additional Information contained herein.

                  b. By-laws of Registrant. Filed on April 17, 2003 as Exhibit b to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  c.       None.

                  d.       Form of Share Certificate.**

                  e. Terms and Conditions of the Dividend Reinvestment Plan. Filed on May 21, 2003 as Exhibit e to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  f.       None.

                  g.1 Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp. dated
                           May 15, 2003. Filed on May 21, 2003 as Exhibit
                           g.1 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  g.2 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Spectrum Asset Management, Inc. dated _____, 2003.**

                  g.3 Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Froley, Revy Investment Co., Inc. dated _____ 2003.**

                  h.1      Form of Underwriting Agreement.**

                  h.2 Form of Salomon Smith Barney Inc. Master Selected Dealer Agreement.**

                  h.3 Form of Salomon Smith Barney Inc. Master Agreement Among Underwriters.**

                  i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on May 21, 2003 as Exhibit i to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  j. Master Custodian Agreement between Registrant and State Street Bank & Trust Company dated
                           August 19, 2002.**

                  k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank & Trust Company dated October 7, 2002.**

                  k.2 Expense Reimbursement Agreement between Registrant and Nuveen Institutional Advisory Corp. dated
                           May 15, 2003. Filed on May 21, 2003 as Exhibit
                           k.2 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  k.3      Form of Auction Agency Agreement.**

                  k.4      Form of Broker-Dealer Agreement.**

                  k.5      Form of DTC Representations Letter.**

                  l.1      Opinion and consent of Vedder, Price, Kaufman &
                           Kammholz.**

                  l.2      Opinion and consent of Bingham McCutchen LLP.**

                  m.       None.

                  n.       Consent of Ernst & Young LLP.**

                  o.       None.

                  p. Subscription Agreement of Nuveen Institutional Advisory Corp. dated _______, 2003.**

                  q.       None.

                  r.1 Code of Ethics of Nuveen Institutional Advisory Corp. Filed on May 21, 2003 as Exhibit r.1 to
                           Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  r.2 Code of Ethics of Spectrum Asset Management, Inc. Filed on May 21, 2003 as Exhibit r.2 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

                  r.3 Code of Ethics of Froley, Revy Investment Co., Inc. Filed on May 21, 2003 as Exhibit r.3 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*


                  s. Powers of Attorney filed on May 21, 2003 as Exhibit s to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File No. 333-104599) and incorporated herein by reference.*

----------

 *       Previously filed.
**       To be filed by amendment.